UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

Guggenheim Variable Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Variable Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2024 – December 31, 2024

Item 1.	Reports to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Series E (Total Return Bond Series)

Variable Annuity

Annual Shareholder Report | 12.31.24

This annual shareholder report contains important information about the Series E (Total Return Bond Series) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at GuggenheimInvestments.com/variable-insurance-funds. You can also request this information by contacting 800 820 0888 or GuggenheimClientServices@mufg-is.com.

This report describes changes to the fund that occurred during the reporting period.
What were the fund costs for the last year?1
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 Investment	Costs Paid as a % of a $10,000 Investment
Variable Annuity	$90	0.89%
[1]	Excludes expenses of the underlying funds in which the fund invests, if any.
How did the fund perform over the last year?*

For the period of January 1, 2024 to December 31, 2024, the fund (Series E (Total Return Bond Series)) returned 3.09%, outperforming the fund's benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 1.25% for the same period.

What factors materially affected the fund's performance over the last year?

The fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, by 1.84% during the reporting period. Outperformance was driven by sector and security selection and the fund's yield advantage over the benchmark. Duration detracted from absolute returns as interest rates rose following stronger-than-expected economic data and in reaction to the U.S. election results. The fund benefitted from an overweight allocation to structured credit as the sector broadly outperformed other fixed-income sectors such as corporate credit due to more pronounced spread tightening. Security selection within investment grade and high yield corporates were contributors to relative performance as the fund's holdings outperformed respective indices for each sector by 3.4% and 1.1%, respectively.

How did the fund perform over the last 10 years?

Cumulative performance* for the fund's most recently completed 10 years (as of 12.31.24), assuming a $10,000 initial investment.

Average Annual Total Returns*,† as of 12.31.24
	One Year	Five Years	Ten Years
Series E (Total Return Bond Series)	3.09%	1.01%	2.51%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%

The fund's past performance is not a good predictor of the fund's future performance.

Fund Statistics as of 12.31.24
Net Assets	$164,038,405
Total Number of Portfolio Holdings	550
Portfolio Turnover Rate	88%
Total Advisory Fees Paid	$523,363

*	The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the fund, has no management fees or operating expenses to reduce its reported return.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

Guggenheim Investments	1

Series E (Total Return Bond Series) | Variable Annuity	Annual Shareholder Report | December 31, 2024

What did the fund invest in?
Holdings Diversification1 (Market Exposure as a % of Net Assets) as of 12.31.24
Portfolio Composition by Quality Rating2 (% of Total Investments) as of 12.31.24
Credit Quality	% of Net Assets
AAA	32.3%
AA	5.3%
A	12.3%
BBB	14.2%
BB	4.1%
B	1.1%
CCC	0.5%
CC	1.2%
C	0.1%
NR3	2.7%
Other Instruments	26.2%
10 Largest Holdings4 (as a % of Net Assets) as of 12.31.24
Top 10	% of Net Assets
Guggenheim Variable Insurance Strategy Fund III	27.7%
Uniform MBS 30 Year, 5.00% due 03/01/25	3.9%
Uniform MBS 30 Year, 5.50% due 02/01/25	3.0%
Uniform MBS 30 Year, 5.00% due 02/01/25	2.9%
Uniform MBS 30 Year, 3.00% due 03/25/25	2.3%
U.S. Treasury Bonds due 05/15/51	2.2%
Uniform MBS 30 Year, 4.50% due 03/01/25	1.5%
U.S. Treasury Notes, 4.13% due 11/30/29	1.1%
Octagon Investment Partners 49 Ltd., 6.61% due 04/15/37	1.1%
Ginnie Mae due 02/01/25	0.9%
Top 10 Total	46.6%

[1]

"Holdings Diversification (Market Exposure as a % of Net Assets)" excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

[2]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled "NR" have been rated by Moody's, Standard & Poor's ("S&P"), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization ("NRSRO"). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating.

[3]	NR (not rated) securities do not necessarily indicate low credit quality.

[4]	"10 Largest Holdings (as a % of Net Assets)" excludes any temporary cash or derivative investments.

What changes in or disagreements with accountants occurred?

There were no changes in or disagreements with fund accountants for the period.

How has the fund changed over the reporting period?

This is a summary of certain changes to the fund since December 31, 2023. For more complete information, you may review the fund's next prospectus, which we expect to be available by April 30, 2025 at GuggenheimInvestments.com/variable-insurance-funds or, by calling 800 820 0888.

The fund's net expense ratio, which reflects expense waivers and reimbursements and includes certain expenses that are outside of the contractual expense limit, was 0.89% for the year ended December 31, 2024, a decrease of 0.06% compared to the prior year. The primary driver of the decrease was a decrease in interest expense as the fund utilized fewer reverse repurchase agreements during the reporting period.

Effective November 29, 2024, Guggenheim Partners Investment Management, LLC replaced Security Investors, LLC as the fund's investment adviser in connection with an internal realignment of Guggenheim Investment's lines of business.

Availability of Additional Information.

For additional information, including the fund's prospectus, financial information, holdings and proxy voting information, go to GuggenheimInvestments.com/variable-insurance-funds or, call 800 820 0888.

AR-C000027865-123124

Guggenheim Investments	2

Series F (Floating Rate Strategies Series)

Variable Annuity

Annual Shareholder Report | 12.31.24

This annual shareholder report contains important information about the Series F (Floating Rate Strategies Series) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at GuggenheimInvestments.com/variable-insurance-funds. You can also request this information by contacting 800 820 0888 or GuggenheimClientServices@mufg-is.com.

This report describes changes to the fund that occurred during the reporting period.
What were the fund costs for the last year?1
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 Investment	Costs Paid as a % of a $10,000 Investment
Variable Annuity	$120	1.16%
[1]	Excludes expenses of the underlying funds in which the fund invests, if any.
How did the fund perform over the last year?*

For the period of January 1, 2024 to December 31, 2024, the fund (Series F (Floating Rate Strategies Series)) returned 6.83%, outperforming the fund's benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 1.25% for the same period and underperforming the fund's secondary index, the S&P UBS Leveraged Loan Index (the "Secondary Index," formerly the Credit Suisse Leveraged Loan Index), which returned 9.05% for the same period.

The fund's broad-based securities market index was changed from the S&P UBS Leveraged Loan Index to the Bloomberg U.S. Aggregate Index to comply with the regulation that requires the fund's broad-based securities market index to represent the overall applicable market.

What factors materially affected the fund's performance over the last year?

High absolute returns for both the fund and the Secondary Index were driven by the high floating-rate coupon in the bank loan asset class. From a supply/demand perspective, collateralized loan obligation issuance set an all-time record at $201B for the year and pushed the supply deficit to all-time highs as robust loan market activity remained primarily opportunistic (refinancings/repricings). Spreads tightened throughout the year as a result, but yields remain above average. Relative performance of the fund compared to the Secondary Index was impacted by idiosyncratic credit issues in the communications and consumer sectors. Offsetting were credit selection in the technology sector and non-rated segment, as well as an underweight to the technology sector, which contributed to relative performance.

How did the fund perform over the last 10 years?

Cumulative performance* for the fund's most recently completed 10 years (as of 12.31.24), assuming a $10,000 initial investment.

Average Annual Total Returns*,† as of 12.31.24
	One Year	Five Years	Ten Years
Series F (Floating Rate Strategies Series)	6.83%	3.83%	3.84%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%
S&P UBS Leveraged Loan Index	9.05%	5.73%	5.13%

The fund's past performance is not a good predictor of the fund's future performance.

Fund Statistics as of 12.31.24
Net Assets	$55,402,132
Total Number of Portfolio Holdings	266
Portfolio Turnover Rate	57%
Total Advisory Fees Paid	$307,105

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Bloomberg U.S. Aggregate Bond Index and the Credit Suisse Leveraged Loan Index are unmanaged indices and, unlike the fund, have no management fees or operating expenses to reduce their reported returns.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

Guggenheim Investments	1

Series F (Floating Rate Strategies Series) | Variable Annuity	Annual Shareholder Report | December 31, 2024

What did the fund invest in?
Holdings Diversification1 (Market Exposure as a % of Net Assets) as of 12.31.24
Portfolio Composition by Quality Rating2 (% of Total Investments) as of 12.31.24
Credit Quality	% of Net Assets
BBB	8.3%
BB	31.4%
B	48.1%
CCC	3.2%
D	0.2%
NR3	1.0%
Other Instruments	7.8%
10 Largest Holdings4 (as a % of Net Assets) as of 12.31.24
Top 10	% of Net Assets
Guggenheim Floating Rate Strategies Fund — Class R6	2.8%
SPDR Blackstone Senior Loan ETF	1.3%
Arsenal AIC Parent LLC, 7.61%	1.0%
Planview Parent, Inc., 8.10%	0.9%
CACI International, Inc., 6.29%	0.9%
Dealer Tire LLC, 7.86%	0.9%
Restaurant Brands, 6.11%	0.9%
Calpine Construction Finance Company, LP, 6.36%	0.9%
PetSmart LLC, 8.21%	0.9%
Boxer Parent Co., Inc., 8.34%	0.9%
Top 10 Total	11.4%

[1]

"Holdings Diversification (Market Exposure as a % of Net Assets)" excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

[2]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled "NR" have been rated by Moody's, Standard & Poor's ("S&P"), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization ("NRSRO"). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating.

[3]	NR (not rated) securities do not necessarily indicate low credit quality.

[4]	"10 Largest Holdings (as a % of Net Assets)" excludes any temporary cash or derivative investments.

What changes in or disagreements with accountants occurred?

There were no changes in or disagreements with fund accountants for the period.

How has the fund changed over the reporting period?

There were no material changes for the period.

Availability of Additional Information.

For additional information, including the fund's prospectus, financial information, holdings and proxy voting information, go to GuggenheimInvestments.com/variable-insurance-funds or, call 800 820 0888.

AR-C000125779-123124

Guggenheim Investments	2

Series P (High Yield Series)

Variable Annuity

Annual Shareholder Report | 12.31.24

This annual shareholder report contains important information about the Series P (High Yield Series) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at GuggenheimInvestments.com/variable-insurance-funds. You can also request this information by contacting 800 820 0888 or GuggenheimClientServices@mufg-is.com.

This report describes changes to the fund that occurred during the reporting period.
What were the fund costs for the last year?1
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 Investment	Costs Paid as a % of a $10,000 Investment
Variable Annuity	$110	1.06%
[1]	Excludes expenses of the underlying funds in which the fund invests, if any.
How did the fund perform over the last year?*

For the period of January 1, 2024 to December 31, 2024, the fund (Series P (High Yield Series)) returned 7.63%, outperforming the fund's benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 1.25% for the same period and underperforming the fund's secondary index, the Bloomberg U.S. Corporate High Yield Index, which returned 8.19% for the same period.

The fund's broad-based securities market index was changed from the Bloomberg U.S. Corporate High Yield Index to the Bloomberg U.S. Aggregate Bond Index to comply with the regulation that requires the fund's broad-based securities market index to represent the overall applicable market.

What factors materially affected the fund's performance over the last year?

2024 experienced heavy new issuance volume closer to the pre-Covid average while strong market conditions kept spreads tight. The primary contributors to fund's performance were solid credit selection in communications and basic materials. The fund also benefitted from a small reorganized equity position. The primary detractor was weaker performance by consumer cyclical holdings and a slight drag from bank loans.

How did the fund perform over the last 10 years?

Cumulative performance* for the fund's most recently completed 10 years (as of 12.31.24), assuming a $10,000 initial investment.

Average Annual Total Returns*,† as of 12.31.24
	One Year	Five Years	Ten Years
Series P (High Yield Series)	7.63%	3.73%	4.43%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%
Bloomberg U.S. Corporate High Yield Index	8.19%	4.21%	5.17%

The fund's past performance is not a good predictor of the fund's future performance.

Fund Statistics as of 12.31.24
Net Assets	$30,752,613
Total Number of Portfolio Holdings	288
Portfolio Turnover Rate	44%
Total Advisory Fees Paid	$109,413

*	The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Corporate High Yield Index are unmanaged indices and, unlike the fund, have no management fees or operating expenses to reduce their reported returns.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

Guggenheim Investments	1

Series P (High Yield Series) | Variable Annuity	Annual Shareholder Report | December 31, 2024

What did the fund invest in?
Holdings Diversification1 (Market Exposure as a % of Net Assets) as of 12.31.24
Portfolio Composition by Quality Rating2 (% of Total Investments) as of 12.31.24
Credit Quality	% of Net Assets
BBB	5.2%
BB	43.8%
B	38.3%
CCC	8.3%
D	0.2%
NR3	0.6%
Other Instruments	3.6%
10 Largest Holdings4 (as a % of Net Assets) as of 12.31.24
Top 10	% of Net Assets
Terraform Global Operating, LP, 6.13%	1.4%
GrafTech Finance, Inc., 4.63%	1.1%
Enviri Corp., 5.75%	1.0%
ITT Holdings LLC, 6.50%	1.0%
CPI CG, Inc., 10.00%	1.0%
Trinity Industries, Inc., 7.75%	0.9%
Great Lakes Dredge & Dock Corp., 5.25%	0.8%
TransMontaigne Partners Limited Partnership / TLP Finance Corp., 6.13%	0.8%
Jones Deslauriers Insurance Management, Inc., 10.50%	0.8%
AMC Networks, Inc., 4.25%	0.8%
Top 10 Total	9.6%

[1]

"Holdings Diversification (Market Exposure as a % of Net Assets)" excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

[2]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled "NR" have been rated by Moody's, Standard & Poor's ("S&P"), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization ("NRSRO"). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating.

[3]	NR (not rated) securities do not necessarily indicate low credit quality.

[4]	"10 Largest Holdings (as a % of Net Assets)" excludes any temporary cash or derivative investments.

What changes in or disagreements with accountants occurred?

There were no changes in or disagreements with fund accountants for the period.

How has the fund changed over the reporting period?

This is a summary of certain changes to the fund since December 31, 2023. For more complete information, you may review the fund's next prospectus, which we expect to be available by April 30, 2025 at GuggenheimInvestments.com/variable-insurance-funds or, by calling 800 820 0888.

Effective November 29, 2024, Guggenheim Partners Investment Management, LLC replaced Security Investors, LLC as the fund's investment adviser in connection with an internal realignment of Guggenheim Investment's lines of business.

Availability of Additional Information.

For additional information, including the fund's prospectus, financial information, holdings and proxy voting information, go to GuggenheimInvestments.com/variable-insurance-funds or, call 800 820 0888.

AR-C000027854-123124

Guggenheim Investments	2

(b)	Not applicable.

Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the code of ethics during the period covered by this report.  The code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act) and she does not accept any consulting, advisory, or other compensatory fee from the registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $129,879 and $345,583 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively.

(b)	Audit-Related Fees: the aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 and $0 for fiscal years ended December 31, 2024 and December 31, 2023, respectively.

(c)	Tax Fees: the aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning including preparation of tax returns and distribution assistance were $35,011 and $91,005 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d)	All Other Fees: the aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s pre-approval policy requires the Audit Committee to pre-approve any engagement of the registrant’s independent auditors to provide any services, other than “prohibited non-audit services,” to the registrant, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X). The independent auditors or the Chief Accounting Officer of the registrant (or an officer of the registrant who reports to the Chief Accounting Officer) report to the Audit Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee). The report includes a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee. The Audit Committee is also required to pre-approve any engagement of the registrant’s independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the registrant), if the engagement relates directly to the operations or financial reporting of the registrant (unless an exception is available under Rule 2-01 of Regulation S-X).

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the registrant's accountant for the most recent fiscal year and the preceding years for services rendered to the registrant, the investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $35,011 and $91,005, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable to this registrant.

(b)	Not applicable to this registrant.

Item 6.	Investments.

(a) The Schedule of Investments is included under Item 7 of this Form.

(b) Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

12.31.2024

Guggenheim Variable Funds Trust Annual
Financial Report

Series
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series P	(High Yield Series)

GuggenheimInvestments.com	GVFT-ANN-1224x1225

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC.

TABLE OF CONTENTS

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Financial Report)
SERIES E (TOTAL RETURN BOND SERIES)	2
SERIES F (FLOATING RATE STRATEGIES SERIES)	25
SERIES P (HIGH YIELD SERIES)	38
NOTES TO FINANCIAL STATEMENTS	50
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	70
OTHER INFORMATION	71
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies	72
Item 9: Proxy Disclosures for Open-End Management Investment Companies	73
Item 10: Renumeration Paid to Directors, Officers, and others of Open-End Management Investment Companies	74
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract	75

THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 1

SCHEDULE OF INVESTMENTS	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value
COMMON STOCKS† - 0.0%

Communications - 0.0%
Vacasa, Inc. — Class A*	167	$818

Financial - 0.0%
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,1	76,590	8

Total Common Stocks
(Cost $33,288)		826

PREFERRED STOCKS† - 2.6%
Financial - 2.3%
Wells Fargo & Co.††
3.90%	500,000	485,810
6.85%	100,000	103,215
Equitable Holdings, Inc. ††
4.95%	511,000	508,046
Charles Schwab Corp.††
4.00%	500,000	431,650
MetLife, Inc.††
3.85%	400,000	392,708
Citigroup, Inc.††
4.00%	200,000	194,725
3.88%	200,000	194,184
Bank of New York Mellon Corp.††
3.75%	400,000	378,030
Markel Group, Inc.††
6.00%	360,000	359,326
JPMorgan Chase & Co.††
3.65%	250,000	242,521
Goldman Sachs Group, Inc.††
3.80%	150,000	144,835
CNO Financial Group, Inc.
5.13% due 11/25/60	6,000	114,720
Kuvare US Holdings, Inc.††
7.00% due 02/17/51[2]	100,000	100,125
Bank of America Corp.††
4.38%	100,000	96,284
Selective Insurance Group, Inc.
4.60%	4,000	69,280
Corebridge Financial, Inc.
6.38% due 12/15/64	290	7,392
First Republic Bank††
4.25%*	16,525	10
4.50%*	675	—
Total Financial		3,822,861

Government - 0.2%
CoBank ACB††
7.13%	250,000	254,154

Energy - 0.1%
Venture Global LNG, Inc.††
9.00%[2]	150,000	156,832
Total Preferred Stocks
(Cost $4,849,461)		4,233,847

WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	684	6
Pershing Square SPARC Holdings, Ltd.
Expiring 12/31/49*,†††,1	23,402	3
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,1	8,510	—
Total Warrants
(Cost $1,584)		9

MUTUAL FUNDS† - 27.7%
Guggenheim Variable Insurance Strategy Fund III[3]	1,821,010	45,415,997
Total Mutual Funds
(Cost $45,271,606)		45,415,997

MONEY MARKET FUNDS***,† - 1.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 4.33%[4]	2,487,106	2,487,106
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 4.34%[4]	6,002	6,002
Total Money Market Funds
(Cost $2,493,108)		2,493,108

	Face Amount~
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 33.9%
Government Agency - 23.0%
Uniform MBS 30 Year
5.00% due 03/01/25[5]	6,590,999	6,355,746
5.50% due 02/01/25[5]	4,960,000	4,892,990
5.00% due 02/01/25[5]	5,001,001	4,824,846
3.00% due 03/25/25[5]	4,370,000	3,706,586
4.50% due 03/01/25[5]	2,570,000	2,415,299
2.50% due 03/01/25[5]	1,200,000	976,690
2.00% due 02/01/25[5]	1,210,000	940,416
Fannie Mae
5.00% due 05/01/53	2,324,391	2,252,929
6.00% due 09/01/54	1,059,533	1,072,023
5.50% due 09/01/54	1,062,544	1,053,363
5.00% due 04/01/53	853,415	826,084
5.50% due 05/01/53	675,911	668,320
5.00% due 08/01/53	517,061	500,275
5.00% due 06/01/53	177,892	172,020
Freddie Mac
5.50% due 06/01/53	1,108,859	1,097,198
5.50% due 09/01/53	967,421	966,195
5.00% due 04/01/53	837,964	810,803
6.00% due 08/01/54	775,277	785,765
6.00% due 09/01/54	658,306	666,446
5.50% due 09/01/54	660,633	655,920
5.00% due 03/01/53	446,268	431,952
Ginnie Mae
due 02/01/25[5]	1,593,370	1,546,480

2 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Fannie Mae-Aces
1.49% (WAC) due 03/25/35◊,6	2,511,889	$209,252
Total Government Agency		37,827,598

Residential Mortgage-Backed Securities - 8.8%
OBX Trust
2024-NQM11, 6.13% due 06/25/64[2,7]	455,571	457,365
2024-NQM3, 6.43% due 12/25/63[7]	399,248	402,287
2024-NQM13, 5.37% due 06/25/64[2,7]	236,814	234,745
2024-NQM2, 6.18% due 12/25/63[7]	205,700	206,379
2024-NQM5, 6.29% due 01/25/64[2,7]	203,419	204,493
2022-NQM1, 6.50% (WAC) due 11/25/62◊,2	181,717	182,262
2024-NQM6, 6.85% due 02/25/64[2,7]	127,376	128,710
2024-NQM9, 6.44% due 01/25/64[2,7]	88,561	89,152
2024-NQM8, 6.59% due 05/25/64[2,7]	85,783	86,484
2022-NQM9, 6.45% due 09/25/62[2,7]	78,676	79,052
PRPM LLC
2022-1, 3.72% due 02/25/27[2,7]	610,946	609,194
2021-5, 4.79% due 06/25/26[2,7]	304,259	302,905
2024-4, 6.41% due 08/25/29[2,7]	95,297	95,523
BRAVO Residential Funding Trust
2022-R1, 3.13% due 01/29/70[2,7]	463,846	460,450
2023-NQM2, 4.50% due 05/25/62[7]	212,556	207,237
2024-NQM1, 6.40% due 12/01/63[2,7]	195,739	196,602
FIGRE Trust
2024-HE3, 6.13% (WAC) due 07/25/54◊,2	362,865	365,637
2024-HE2, 6.38% (WAC) due 05/25/54◊,2	261,668	266,581
2024-HE4, 5.06% (WAC) due 09/25/54◊,2	95,022	93,259
2024-HE1, 6.17% (WAC) due 03/25/54◊,2	84,067	84,912
JP Morgan Mortgage Trust
2021-12, 2.50% (WAC) due 02/25/52◊,2	596,382	547,416
2021-13, 2.50% (WAC) due 04/25/52◊,2	261,605	240,056
Legacy Mortgage Asset Trust
2021-GS3, 4.75% due 07/25/61[2,7]	330,431	330,013
2021-GS5, 5.25% due 07/25/67[2,7]	323,873	323,035
Starwood Mortgage Residential Trust
2020-1, 2.41% (WAC) due 02/25/50◊,2	632,763	601,511
Angel Oak Mortgage Trust
2024-2, 6.25% due 01/25/69[2,7]	431,680	433,694
2023-1, 4.75% due 09/26/67[2,7]	167,657	163,506
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 4.69% (1 Month Term SOFR + 0.35%, Rate Floor: 0.24%) due 12/25/36◊	1,134,398	588,287
Ameriquest Mortgage Securities Trust
2006-M3, 4.61% (1 Month Term SOFR + 0.27%, Rate Floor: 0.16%) due 10/25/36◊	1,970,242	568,479
Securitized Asset-Backed Receivables LLC Trust
2007-BR2, 4.81% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 02/25/37◊,2	529,534	445,060
NYMT Loan Trust
2022-SP1, 5.25% due 07/25/62[2,7]	403,092	399,893
Home Equity Loan Trust
2007-FRE1, 4.64% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 04/25/37◊	423,735	398,746
GCAT Trust
2023-NQM3, 6.89% due 08/25/68[2,7]	380,142	384,777
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 3.66% (WAC) due 02/25/61◊,2	359,258	358,127
OSAT Trust
2021-RPL1, 5.12% due 05/25/65[2,7]	347,635	346,540
Master Asset-Backed Securities Trust
2006-WMC4, 4.75% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 10/25/36◊	1,065,805	340,500
First Franklin Mortgage Loan Trust
2006-FF16, 4.87% (1 Month Term SOFR + 0.53%, Rate Floor: 0.42%) due 12/25/36◊	820,177	331,157
CSMC Trust
2021-RPL4, 4.80% (WAC) due 12/27/60◊,2	318,757	317,746
Top Pressure Recovery Turbines
7.51% due 11/01/69	297,917	299,407
New Residential Mortgage Loan Trust
2024-NQM2, 5.42% due 09/25/64[2]	272,648	269,488
NovaStar Mortgage Funding Trust Series
2007-2, 4.65% (1 Month Term SOFR + 0.31%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	275,955	267,879
HarborView Mortgage Loan Trust
2006-14, 4.78% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 01/25/47◊	286,821	265,126
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[6]	1,632,544	225,460
Vista Point Securitization Trust
2024-CES3, 5.68% due 01/25/55[2,7]	200,000	200,313
RCKT Mortgage Trust
2024-CES4, 6.15% due 06/25/44[2,7]	185,528	186,949
Mill City Securities Ltd.
2024-RS2, 3.00% due 08/01/69[2,7]	200,000	184,819
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 5.67% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	178,332	145,284
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,2	156,540	142,808
Saluda Grade Alternative Mortgage Trust
2023-FIG4, 6.72% (WAC) due 11/25/53◊,2	123,134	125,826
Sequoia Mortgage Trust
2024-5, 6.00% (WAC) due 06/25/54◊,2	114,807	115,404
LSTAR Securities Investment Ltd.
2024-1, 7.78% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,2	86,603	86,526

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 3

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Morgan Stanley Re-REMIC Trust
2010-R5, 3.50% due 06/26/36	25,796	$24,114
Total Residential Mortgage-Backed Securities		14,411,175

Commercial Mortgage-Backed Securities - 1.2%
BX Commercial Mortgage Trust
2021-VOLT, 6.51% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 09/15/36◊,2	350,000	349,125
2022-LP2, 6.36% (1 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 02/15/39◊,2	350,000	348,687
2024-AIRC, 6.54% (1 Month Term SOFR + 2.14%, Rate Floor: 2.14%) due 08/15/39◊,2	200,000	200,875
BX Trust
2024-VLT4, 6.54% (1 Month Term SOFR + 2.14%, Rate Floor: 2.14%) due 07/15/29◊,2	150,000	150,469
2024-VLT4, 6.34% (1 Month Term SOFR + 1.94%, Rate Floor: 1.94%) due 07/15/29◊,2	100,000	100,518
GS Mortgage Securities Trust
2020-GC45, 0.65% (WAC) due 02/13/53◊,6	9,786,274	241,079
Extended Stay America Trust
2021-ESH, 6.76% (1 Month Term SOFR + 2.36%, Rate Floor: 2.25%) due 07/15/38◊,2	220,198	220,748
Life Mortgage Trust
2021-BMR, 6.86% (1 Month Term SOFR + 2.46%, Rate Floor: 2.35%) due 03/15/38◊,2	198,284	192,831
Citigroup Commercial Mortgage Trust
2016-GC37, 1.64% (WAC) due 04/10/49◊,6	2,728,400	31,600
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.39% (WAC) due 01/15/59◊,6	3,137,152	31,448
CFCRE Commercial Mortgage Trust
2016-C3, 0.95% (WAC) due 01/10/48◊,6	4,703,691	26,666
COMM Mortgage Trust
2015-CR26, 0.89% (WAC) due 10/10/48◊,6	5,434,977	10,384
Total Commercial Mortgage-Backed Securities		1,904,430

Military Housing - 0.9%
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,2	900,535	792,946
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.25% (WAC) due 11/25/55◊,2	886,045	760,232
Total Military Housing		1,553,178

Total Collateralized Mortgage Obligations
(Cost $58,052,915)		55,696,381

CORPORATE BONDS†† - 25.6%
Financial - 11.7%
Pershing Square Holdings Ltd.
3.25% due 10/01/31[2]	1,000,000	822,824
Wilton RE Ltd.
6.00% [2,8,9]	519,000	519,387
Citigroup, Inc.
2.57% due 06/03/31[9]	590,000	514,221
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	290,000	265,252
5.30% due 01/15/29	250,000	248,188
Morgan Stanley
6.63% due 11/01/34[9]	153,000	164,412
5.94% due 02/07/39[9]	150,000	150,492
5.52% due 11/19/55[9]	100,000	96,372
5.83% due 04/19/35[9]	65,000	66,238
Nippon Life Insurance Co.
2.75% due 01/21/51[2,9]	350,000	295,281
2.90% due 09/16/51[2,9]	200,000	169,327
Host Hotels & Resorts, LP
3.50% due 09/15/30	435,000	393,954
2.90% due 12/15/31	50,000	42,542
Jefferies Financial Group, Inc.
2.75% due 10/15/32	300,000	245,967
6.20% due 04/14/34	100,000	103,057
2.63% due 10/15/31	100,000	84,369
FS KKR Capital Corp.
2.63% due 01/15/27	250,000	236,626
3.25% due 07/15/27	200,000	189,701
JPMorgan Chase & Co.
5.35% due 06/01/34[9]	305,000	304,787
2.96% due 05/13/31[9]	135,000	120,759
Global Atlantic Finance Co.
4.70% due 10/15/51[2,9]	250,000	241,452
7.95% due 06/15/33[2]	150,000	166,083
Fort Moore Family Communities LLC
6.09% due 01/15/51[2]	453,572	403,446
Safehold GL Holdings LLC
2.80% due 06/15/31	170,000	145,147
2.85% due 01/15/32	151,000	126,867
6.10% due 04/01/34	100,000	101,737
5.65% due 01/15/35	10,000	9,758
Macquarie Group Ltd.
2.87% due 01/14/33[2,9]	250,000	211,189
2.69% due 06/23/32[2,9]	200,000	169,495
CoStar Group, Inc.
2.80% due 07/15/30[2]	430,000	375,491
Iron Mountain, Inc.
4.50% due 02/15/31[2]	261,000	238,609
5.63% due 07/15/32[2]	125,000	119,408
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	350,000	356,677
OneMain Finance Corp.
7.13% due 03/15/26	350,000	356,287
Standard Chartered plc
5.01% due 10/15/30[2,9]	350,000	343,681
Liberty Mutual Group, Inc.
4.30% due 02/01/61[2]	554,000	341,848
United Wholesale Mortgage LLC
5.50% due 04/15/29[2]	300,000	288,975

4 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
5.50% due 11/15/25[2]	50,000	$49,754
Brookfield Finance, Inc.
3.50% due 03/30/51	280,000	192,995
5.68% due 01/15/35	100,000	100,698
4.70% due 09/20/47	50,000	43,092
Maple Grove Funding Trust I
4.16% due 08/15/51[2]	500,000	336,350
First American Financial Corp.
4.00% due 05/15/30	360,000	335,571
LPL Holdings, Inc.
4.00% due 03/15/29[2]	174,000	164,786
6.00% due 05/20/34	160,000	162,903
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31	250,000	222,964
5.63% due 08/16/32	100,000	101,144
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[2]	350,000	304,954
Assurant, Inc.
6.10% due 02/27/26	200,000	201,641
2.65% due 01/15/32	97,000	81,201
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[2]	370,000	276,860
ABN AMRO Bank N.V.
2.47% due 12/13/29[2,9]	300,000	270,244
BPCE S.A.
7.00% due 10/19/34[2,9]	250,000	266,397
Macquarie Bank Ltd.
3.62% due 06/03/30[2]	290,000	264,407
Lazard Group LLC
6.00% due 03/15/31	250,000	256,699
Credit Agricole S.A.
5.34% due 01/10/30[2,9]	250,000	249,940
UBS Group AG
2.10% due 02/11/32[2,9]	300,000	247,405
Ares Finance Company II LLC
3.25% due 06/15/30[2]	260,000	235,081
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[2]	250,000	234,509
SBA Communications Corp.
3.13% due 02/01/29	250,000	225,659
CNO Financial Group, Inc.
6.45% due 06/15/34	170,000	175,634
5.25% due 05/30/29	50,000	49,648
Stewart Information Services Corp.
3.60% due 11/15/31	250,000	216,443
Societe Generale S.A.
2.89% due 06/09/32[2,9]	250,000	208,796
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[2]	285,000	208,251
TPG Operating Group II, LP
5.88% due 03/05/34	200,000	204,582
Westpac Banking Corp.
3.02% due 11/18/36[9]	150,000	126,904
2.96% due 11/16/40	73,000	51,952
2.67% due 11/15/35[9]	27,000	22,969
Lloyds Banking Group plc
5.46% due 01/05/28[9]	200,000	201,681
BNP Paribas S.A.
5.50% due 05/20/30[2,9]	200,000	200,252
Hunt Companies, Inc.
5.25% due 04/15/29[2]	200,000	189,570
Farmers Insurance Exchange
7.00% due 10/15/64[2,9]	180,000	185,574
Trustage Financial Group, Inc.
4.63% due 04/15/32[2]	200,000	182,703
Brown & Brown, Inc.
5.65% due 06/11/34	100,000	100,108
2.38% due 03/15/31	90,000	75,618
Americo Life, Inc.
3.45% due 04/15/31[2]	200,000	167,907
Bank of America Corp.
2.59% due 04/29/31[9]	190,000	167,384
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31[2]	160,000	164,427
Capital One Financial Corp.
6.38% due 06/08/34[9]	150,000	155,742
AmFam Holdings, Inc.
2.81% due 03/11/31[2]	200,000	155,708
Equinix Europe 2 Financing Corporation LLC
5.50% due 06/15/34	150,000	150,571
Beacon Funding Trust
6.27% due 08/15/54[2]	150,000	148,135
Pacific Beacon LLC
5.51% due 07/15/36[2]	150,000	141,575
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[2]	190,000	130,958
Dyal Capital Partners III (B) LP
6.55% due 06/15/44†††	132,000	130,766
PartnerRe Finance B LLC
4.50% due 10/01/50[9]	140,000	129,459
Fidelity National Financial, Inc.
2.45% due 03/15/31	150,000	126,522
RGA Global Funding
5.50% due 01/11/31[2]	120,000	121,260
Prudential Financial, Inc.
3.70% due 10/01/50[9]	130,000	115,647
Aretec Group, Inc.
10.00% due 08/15/30[2]	100,000	109,214
VFH Parent LLC / Valor Company-Issuer, Inc.
7.50% due 06/15/31[2]	100,000	102,855
Reinsurance Group of America, Inc.
5.75% due 09/15/34	100,000	100,787
Kennedy-Wilson, Inc.
4.75% due 03/01/29	109,000	98,459
Globe Life, Inc.
5.85% due 09/15/34	65,000	65,365
2.15% due 08/15/30	35,000	29,631
Apollo Management Holdings, LP
2.65% due 06/05/30[2]	90,000	79,055
Assured Guaranty US Holdings, Inc.
3.60% due 09/15/51	100,000	68,498

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 5

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Kemper Corp.
2.40% due 09/30/30	76,000	$64,483
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[2]	100,000	63,686
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[2]	50,000	49,510
Mutual of Omaha Insurance Co.
6.14% due 01/16/64[2,9]	50,000	49,343
Western & Southern Life Insurance Co.
3.75% due 04/28/61[2]	68,000	45,374
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[2]	35,000	35,032
Brookfield Finance LLC / Brookfield Finance, Inc.
3.45% due 04/15/50	50,000	34,259
Total Financial		19,257,457

Industrial - 2.8%
AP Grange Holdings
6.50% due 03/20/45†††	915,925	927,374
5.00% due 03/20/45†††	200,000	211,000
Amsted Industries, Inc.
4.63% due 05/15/30[2]	470,000	442,090
TD SYNNEX Corp.
2.65% due 08/09/31	210,000	176,614
2.38% due 08/09/28	150,000	136,062
6.10% due 04/12/34	100,000	102,622
Crown Americas LLC / Crown Americas Capital Corporation VI
4.75% due 02/01/26	400,000	395,628
Stadco LA LLC
3.75% due 05/15/56†††	500,000	337,700
Flowserve Corp.
3.50% due 10/01/30	270,000	246,304
2.80% due 01/15/32	100,000	85,033
Boeing Co.
6.53% due 05/01/34	210,000	219,998
6.86% due 05/01/54	50,000	53,142
3.75% due 02/01/50	73,000	49,789
Vontier Corp.
2.95% due 04/01/31	350,000	300,570
Berry Global, Inc.
5.80% due 06/15/31[2]	150,000	152,677
1.57% due 01/15/26	50,000	48,252
Weir Group plc
2.20% due 05/13/26[2]	200,000	192,304
Dyal Capital Partners III (A) LP
6.55% due 06/15/44†††	168,000	166,430
Owens Corning
5.95% due 06/15/54	110,000	108,695
Westinghouse Air Brake Technologies Corp.
5.61% due 03/11/34	100,000	101,282
Sealed Air Corp.
6.50% due 07/15/32[2]	100,000	100,154
Norfolk Southern Corp.
4.10% due 05/15/21	50,000	34,600
Total Industrial		4,588,320
Energy - 2.4%
BP Capital Markets plc
4.88% [8,9]	516,000	491,687
Greensaif Pipelines Bidco SARL
6.13% due 02/23/38[2]	200,000	200,313
6.10% due 08/23/42[2]	200,000	194,996
Targa Resources Corp.
5.50% due 02/15/35	300,000	295,147
6.50% due 03/30/34	63,000	66,563
Venture Global LNG, Inc.
9.50% due 02/01/29[2]	200,000	221,053
9.88% due 02/01/32[2]	100,000	109,728
Plains All American Pipeline Limited Partnership / PAA Finance Corp.
5.70% due 09/15/34	250,000	249,480
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[2]	328,000	247,129
ITT Holdings LLC
6.50% due 08/01/29[2]	248,000	227,029
Hess Midstream Operations, LP
5.63% due 02/15/26[2]	200,000	199,345
Venture Global Calcasieu Pass LLC
4.13% due 08/15/31[2]	200,000	179,106
Cheniere Energy Partners, LP
5.75% due 08/15/34[2]	150,000	150,996
Occidental Petroleum Corp.
5.38% due 01/01/32	150,000	146,873
Kinder Morgan, Inc.
5.20% due 06/01/33	150,000	146,535
Midwest Connector Capital Company LLC
4.63% due 04/01/29[2]	110,000	107,882
Viper Energy, Inc.
7.38% due 11/01/31[2]	100,000	104,694
Sunoco, LP
7.25% due 05/01/32[2]	100,000	103,298
Whistler Pipeline LLC
5.70% due 09/30/31[2]	100,000	99,853
EnLink Midstream LLC
5.65% due 09/01/34	100,000	99,666
NuStar Logistics, LP
5.63% due 04/28/27	100,000	99,272
Parkland Corp.
4.63% due 05/01/30[2]	100,000	91,790
Energy Transfer, LP
7.38% due 02/01/31[2]	50,000	52,286
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
5.50% due 03/01/30	37,000	37,116
Total Energy		3,921,837

Consumer, Non-cyclical - 2.4%
Smithfield Foods, Inc.
2.63% due 09/13/31[2]	300,000	246,963
3.00% due 10/15/30[2]	110,000	95,038
JBS USA Holding Lux SARL/ JBS USA Food Company/ JBS Lux Co SARL
3.00% due 05/15/32	200,000	166,492

6 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
5.50% due 01/15/30	100,000	$99,816
4.38% due 02/02/52	100,000	75,364
Global Payments, Inc.
2.90% due 05/15/30	195,000	173,607
2.90% due 11/15/31	140,000	119,737
3.20% due 08/15/29	15,000	13,740
CVS Health Corp.
5.70% due 06/01/34	150,000	147,439
6.75% due 12/10/54[9]	150,000	147,081
Altria Group, Inc.
3.70% due 02/04/51	350,000	237,953
4.45% due 05/06/50	50,000	38,775
Medline Borrower Limited Partnership/Medline Company-Issuer, Inc.
6.25% due 04/01/29[2]	250,000	252,636
Brink’s Co.
6.75% due 06/15/32[2]	150,000	151,102
6.50% due 06/15/29[2]	100,000	101,341
Royalty Pharma plc
3.55% due 09/02/50	310,000	206,725
GXO Logistics, Inc.
6.50% due 05/06/34	100,000	102,494
6.25% due 05/06/29	100,000	102,399
IQVIA, Inc.
5.00% due 05/15/27[2]	200,000	196,244
Triton Container International Ltd.
3.15% due 06/15/31[2]	200,000	169,786
Graham Holdings Co.
5.75% due 06/01/26[2]	150,000	149,350
Albertsons Companies Incorporated / Safeway Inc / New Albertsons Limited Partnership / Albertsons LLC
3.25% due 03/15/26[2]	150,000	146,337
Universal Health Services, Inc.
2.65% due 10/15/30	150,000	128,927
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[2]	150,000	126,547
HAH Group Holding Company LLC
9.75% due 10/01/31[2]	100,000	100,080
AZ Battery Property LLC
6.73% due 02/20/46†††	100,000	98,611
Kroger Co.
5.50% due 09/15/54	100,000	94,187
Triton Container International Limited / TAL International Container Corp.
3.25% due 03/15/32	100,000	84,665
Tenet Healthcare Corp.
4.63% due 06/15/28	75,000	71,774
Central Garden & Pet Co.
4.13% due 04/30/31[2]	42,000	37,141
Total Consumer, Non-cyclical		3,882,351

Consumer, Cyclical - 2.3%
Warnermedia Holdings, Inc.
4.28% due 03/15/32	400,000	352,483
5.14% due 03/15/52	196,000	145,629
Hyatt Hotels Corp.
5.38% due 04/23/25	220,000	220,129
5.75% due 04/23/30	190,000	194,004
Delta Air Lines, Inc.
7.00% due 05/01/25[2]	367,000	368,552
Choice Hotels International, Inc.
3.70% due 01/15/31	360,000	323,868
5.85% due 08/01/34	30,000	30,036
AS Mileage Plan IP Ltd.
5.31% due 10/20/31[2]	250,000	244,087
International Game Technology plc
4.13% due 04/15/26[2]	230,000	226,132
Flutter Treasury Designated Activity Co.
6.38% due 04/29/29[2]	200,000	202,936
LG Energy Solution Ltd.
5.50% due 07/02/34[2]	200,000	194,006
Ferguson Finance plc
4.65% due 04/20/32[2]	200,000	190,722
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[2]	175,000	176,103
Walgreens Boots Alliance, Inc.
3.45% due 06/01/26	100,000	96,794
4.10% due 04/15/50	98,000	60,585
Hasbro, Inc.
6.05% due 05/14/34	150,000	150,644
United Airlines, Inc.
4.38% due 04/15/26[2]	150,000	147,489
Air Canada
3.88% due 08/15/26[2]	150,000	145,741
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[2]	100,000	99,372
Marriott International, Inc.
5.35% due 03/15/35	100,000	98,584
Beacon Roofing Supply, Inc.
4.50% due 11/15/26[2]	100,000	98,245
British Airways Class A Pass Through Trust
2.90% due 03/15/35[2]	86,309	76,128
Total Consumer, Cyclical		3,842,269

Communications - 1.4%
British Telecommunications plc
4.88% due 11/23/81[2,9]	350,000	317,953
9.63% due 12/15/30	100,000	121,149
Level 3 Financing, Inc.
3.88% due 10/15/30[2]	330,000	263,373
11.00% due 11/15/29[2]	71,086	79,966
4.00% due 04/15/31[2]	100,000	78,750
Paramount Global
4.90% due 08/15/44	132,000	99,925
5.25% due 04/01/44	101,000	78,476
5.90% due 10/15/40	86,000	75,414
Cable One, Inc.
4.00% due 11/15/30[2]	300,000	250,673
Vodafone Group plc
4.13% due 06/04/81[9]	250,000	221,297
Rogers Communications, Inc.
4.55% due 03/15/52	200,000	159,885
Sirius XM Radio LLC
4.13% due 07/01/30[2]	180,000	157,095

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 7

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Altice France S.A.
5.13% due 07/15/29[2]	200,000	$149,772
CSC Holdings LLC
4.13% due 12/01/30[2]	200,000	143,673
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[2]	55,000	50,246
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	50,000	32,165
McGraw-Hill Education, Inc.
5.75% due 08/01/28[2]	16,000	15,622
Total Communications		2,295,434

Technology - 1.2%
ACI Worldwide, Inc.
5.75% due 08/15/26[2]	400,000	399,279
Broadcom, Inc.
4.93% due 05/15/37[2]	277,000	263,468
3.19% due 11/15/36[2]	26,000	20,944
Leidos, Inc.
2.30% due 02/15/31	250,000	209,940
Qorvo, Inc.
4.38% due 10/15/29	119,000	111,602
3.38% due 04/01/31[2]	100,000	85,525
Foundry JV Holdco LLC
5.88% due 01/25/34[2]	200,000	195,654
Oracle Corp.
3.95% due 03/25/51	217,000	160,733
MSCI, Inc.
3.63% due 11/01/31[2]	150,000	134,316
Booz Allen Hamilton, Inc.
5.95% due 08/04/33	100,000	102,226
Atlassian Corp.
5.50% due 05/15/34	100,000	100,437
Constellation Software, Inc.
5.46% due 02/16/34[2]	100,000	100,231
Fiserv, Inc.
5.35% due 03/15/31	50,000	50,825
Twilio, Inc.
3.63% due 03/15/29	38,000	34,947
Total Technology		1,970,127

Basic Materials - 0.7%
Anglo American Capital plc
5.63% due 04/01/30[2]	200,000	202,450
2.63% due 09/10/30[2]	200,000	173,462
Alcoa Nederland Holding B.V.
5.50% due 12/15/27[2]	200,000	200,714
Minerals Technologies, Inc.
5.00% due 07/01/28[2]	190,000	182,875
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[2]	170,000	165,256
Yamana Gold, Inc.
2.63% due 08/15/31	150,000	126,231
Arsenal AIC Parent LLC
8.00% due 10/01/30[2]	100,000	103,480
Total Basic Materials		1,154,468

Utilities - 0.6%
NRG Energy, Inc.
2.45% due 12/02/27[2]	200,000	185,709
7.00% due 03/15/33[2]	100,000	107,942
AES Corp.
3.95% due 07/15/30[2]	170,000	156,707
2.45% due 01/15/31	55,000	45,832
Enel Finance International N.V.
5.00% due 06/15/32[2]	200,000	194,705
Brooklyn Union Gas Co.
6.39% due 09/15/33[2]	100,000	104,434
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.88% due 08/20/26	100,000	96,365
Total Utilities		891,694

Transporation - 0.1%
Stolthaven Houston, Inc.
5.98% due 07/17/34†††	200,000	195,393
Total Corporate Bonds
(Cost $45,803,860)		41,999,350

ASSET-BACKED SECURITIES†† - 20.9%
Collateralized Loan Obligations - 10.4%
Octagon Investment Partners 49 Ltd.
2024-5A BR, 6.61% (3 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 04/15/37◊,2	1,750,000	1,760,453
BXMT Ltd.
2020-FL2 AS, 5.65% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 02/15/38◊,2	1,000,000	984,760
2020-FL3 C, 7.05% (1 Month Term SOFR + 2.66%, Rate Floor: 2.66%) due 11/15/37◊,2	250,000	232,079
Cerberus Loan Funding XXXIII, LP
2021-3A A, 6.47% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,2	500,000	501,570
2021-3A B, 6.76% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 07/23/33◊,2	500,000	500,206
Palmer Square Loan Funding Ltd.
2022-1A A2, 6.25% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,2	1,000,000	1,001,486
Cerberus Loan Funding XLIV LLC
2024-5A A, 7.01% (3 Month Term SOFR + 2.35%, Rate Floor: 2.35%) due 01/15/36◊,2	700,000	705,613
2024-5A B, 7.86% (3 Month Term SOFR + 3.20%, Rate Floor: 3.20%) due 01/15/36◊,2	250,000	256,335

8 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 6.64% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,2	750,000	$750,915
STWD Ltd.
2019-FL1 B, 6.11% (1 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 07/15/38◊,2	750,000	748,877
LCCM Trust
2021-FL3 AS, 6.31% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 11/15/38◊,2	400,000	396,566
2021-FL3 A, 5.96% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,2	323,197	322,912
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[2,10]	1,000,000	696,767
KREF Ltd.
2021-FL2 C, 6.50% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 02/15/39◊,2	500,000	481,532
2021-FL2 AS, 5.80% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,2	150,000	147,108
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 6.58% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,2	500,000	506,004
Cerberus Loan Funding XLII LLC
2023-3A A1, 7.13% (3 Month Term SOFR + 2.48%, Rate Floor: 2.48%) due 09/13/35◊,2	500,000	503,044
Owl Rock CLO XVI LLC
2024-16A A, 6.62% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 04/20/36◊,2	500,000	502,997
ABPCI Direct Lending Fund CLO II LLC
2024-1A A1RR, 6.58% (3 Month Term SOFR + 1.65%, Rate Floor: 1.65%) due 07/20/37◊,2	500,000	502,545
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 6.50% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,2	500,000	501,905
Cerberus Loan Funding XL LLC
2023-1A A, 7.06% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 03/22/35◊,2	500,000	500,827
Golub Capital Partners CLO 54M L.P
2021-54A C, 7.47% (3 Month Term SOFR + 2.91%, Rate Floor: 2.65%) due 08/05/33◊,2	500,000	500,753
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 6.62% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,2	493,441	494,724
HERA Commercial Mortgage Ltd.
2021-FL1 B, 6.09% (1 Month Term SOFR + 1.71%, Rate Floor: 1.60%) due 02/18/38◊,2	500,000	489,955
LoanCore Issuer Ltd.
2021-CRE6 C, 6.81% (1 Month Term SOFR + 2.41%, Rate Floor: 2.30%) due 11/15/38◊,2	500,000	489,245
Cerberus Loan Funding XLVII LLC
2024-3A B, 6.61% (3 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 07/15/36◊,2	300,000	305,017
Fortress Credit BSL XV Ltd.
2024-2A BR, 6.63% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 10/18/33◊,2	300,000	301,586
Ares Direct Lending CLO 1 LLC
2024-1A B, 6.83% (3 Month Term SOFR + 2.20%, Rate Floor: 2.20%) due 04/25/36◊,2	250,000	255,376
Owl Rock CLO XVII LLC
2024-17A B, 7.23% (3 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 07/15/36◊,2	250,000	254,042
Owl Rock CLO III Ltd.
2024-3A AR, 6.47% (3 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 04/20/36◊,2	250,000	253,125
CIFC Funding 2017-II Ltd.
2021-2A CR, 6.73% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 04/20/30◊,2	250,000	250,361
Owl Rock CLO IV Ltd.
2021-4A A1R, 6.38% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,2	250,000	250,048
BRSP Ltd.
2024-FL2 A, 6.31% (1 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 08/19/37◊,2	250,000	249,458
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 6.12% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 02/05/31◊,2	239,077	239,433
Ares Direct Lending CLO 2 LLC
2024-2A C, 6.95% (3 Month Term SOFR + 2.35%, Rate Floor: 2.35%) due 10/20/36◊,2	100,000	100,421
PFP Ltd.
2024-11 AS, 6.67% (1 Month Term SOFR + 2.19%, Rate Floor: 2.19%) due 09/17/39◊,2	94,513	94,997
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 6.54% (3 Month Term SOFR + 1.91%, Rate Floor: 0.00%) due 10/25/30◊,2	56,503	56,536

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 9

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[2,10]	162,950	$466
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[10,11]	600,000	60
Total Collateralized Loan Obligations		17,090,104

Whole Business - 1.9%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[2]	766,000	727,321
Subway Funding LLC
2024-3A, 5.91% due 07/30/54[2]	250,000	244,091
2024-1A, 6.27% due 07/30/54[2]	200,000	203,471
2024-1A, 6.51% due 07/30/54[2]	150,000	153,972
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[2]	482,500	434,753
2024-1A, 6.17% due 01/25/54[2]	99,250	99,555
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[2]	495,000	486,292
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[2]	328,125	327,497
ServiceMaster Funding LLC
2020-1, 3.34% due 01/30/51[2]	235,726	199,872
Five Guys Holdings, Inc.
2023-1A, 7.55% due 01/26/54[2]	150,000	155,089
DB Master Finance LLC
2019-1A, 4.02% due 05/20/49[2]	94,750	93,389
Total Whole Business		3,125,302

Transport-Aircraft - 1.8%
AASET Trust
2024-1A, 6.26% due 05/16/49[2]	242,485	244,226
2021-1A, 2.95% due 11/16/41[2]	258,286	240,969
Slam Ltd.
2024-1A, 5.34% due 09/15/49[2]	196,832	192,968
2021-1A, 2.43% due 06/15/46[2]	195,300	177,415
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[2]	390,639	358,959
Lunar Structured Aircraft Portfolio Notes
2021-1, 2.64% due 10/15/46[2]	372,256	340,026
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[2]	292,986	286,704
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[2]	290,353	272,941
WAVE LLC
2019-1, 3.60% due 09/15/44[2]	282,011	264,332
Navigator Aviation Ltd.
2024-1, 5.40% due 08/15/49[2]	244,048	238,219
Sprite Ltd.
2021-1, 3.75% due 11/15/46[2]	147,704	141,213
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[2]	146,212	140,503
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[2]	27,433	27,049
Total Transport-Aircraft		2,925,524

Financial - 1.7%
Station Place Securitization Trust
2024-SP2, 6.15% (1 Month Term SOFR + 1.70%, Rate Floor: 1.70%) due 07/12/26◊,†††,2	325,000	325,000
2024-SP1, 5.85% (1 Month Term SOFR + 1.40%, Rate Floor: 1.40%) due 08/12/25◊,†††,2	325,000	325,000
KKR Core Holding Company LLC
4.00% due 08/12/31†††	482,014	435,846
Project Onyx I
7.74% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 01/26/27◊,†††	368,531	364,729
LVNV Funding LLC
7.80% due 11/05/28†††	250,000	259,293
6.84% due 06/12/29†††	100,000	100,422
Thunderbird A
5.50% due 03/01/37†††	345,961	318,803
Lightning A
5.50% due 03/01/37†††	344,915	317,840
Ceamer Finance LLC
6.79% due 11/15/39†††	200,000	200,000
Project Onyx II
7.74% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 01/26/27◊,†††	101,282	100,403
Nassau LLC
2019-1, 3.98% due 08/15/34[11]	98,392	91,266
Total Financial		2,838,602

Net Lease - 1.6%
STORE Master Funding I-VII
2016-1A, 3.96% due 10/20/46[2]	833,332	808,989
CF Hippolyta Issuer LLC
2022-1A, 6.11% due 08/15/62[2]	244,283	242,953
2020-1, 2.28% due 07/15/60[2]	224,863	217,978
CARS-DB5, LP
2021-1A, 2.76% due 08/15/51[2]	495,104	410,163
SVC ABS LLC
2023-1A, 5.15% due 02/20/53[2]	346,792	338,936
CMFT Net Lease Master Issuer LLC
2021-1, 3.44% due 07/20/51[2]	400,000	336,173
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[2]	245,573	220,548
Total Net Lease		2,575,740

Infrastructure - 1.2%
Stack Infrastructure Issuer LLC
2023-1A, 5.90% due 03/25/48[2]	500,000	504,294
Switch ABS Issuer LLC
2024-2A, 5.44% due 06/25/54[2]	300,000	299,247
2024-1A, 6.28% due 03/25/54[2]	100,000	101,434
Hotwire Funding LLC
2021-1, 2.31% due 11/20/51[2]	250,000	236,298
2024-1A, 5.89% due 06/20/54[2]	150,000	151,509
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[2]	250,000	240,121

10 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[2]	250,000	$237,659
ALLO Issuer LLC
2024-1A, 5.94% due 07/20/54[2]	150,000	151,363
SBA Tower Trust
4.83% due 10/15/29[2]	150,000	146,518
Total Infrastructure		2,068,443

Single Family Residence - 1.0%
FirstKey Homes Trust
2021-SFR1, 1.79% due 08/17/38[2]	600,000	570,196
2020-SFR2, 4.50% due 10/19/37[2]	150,000	147,639
2020-SFR2, 4.00% due 10/19/37[2]	150,000	147,182
2020-SFR2, 3.37% due 10/19/37[2]	100,000	97,724
Tricon Residential Trust
2023-SFR2, 5.00% due 12/17/40[2]	250,000	242,253
2024-SFR3, 5.25% due 08/17/41[2]	200,000	193,909
2024-SFR2, 5.70% due 06/17/40[2]	100,000	100,080
Invitation Homes Trust
2024-SFR1, 4.00% due 09/17/41[2]	100,000	93,565
Total Single Family Residence		1,592,548

Collateralized Debt Obligations - 0.5%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[2]	750,000	696,368
Oxford Finance Funding
2020-1A A2, 3.10% due 02/15/28[2]	85,346	84,556
Total Collateralized Debt Obligations		780,924

Transport-Container - 0.4%
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[2]	295,869	267,270
Textainer Marine Containers Ltd.
2021-3A, 1.94% due 08/20/46[2]	220,000	192,159
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[2]	131,051	124,725
TIF Funding III LLC
2024-1A, 5.48% due 04/20/49[2]	94,375	93,497
Total Transport-Container		677,651

Insurance - 0.3%
Obra Longevity
8.48% due 06/30/39†††	450,000	466,943

Unsecured Consumer Loans - 0.1%
Service Experts Issuer LLC
2024-1A, 6.39% due 11/20/35[2]	133,246	135,139
Total Asset-Backed Securities
(Cost $34,875,478)		34,276,920

U.S. GOVERNMENT SECURITIES†† - 5.8%
U.S. Treasury Bonds
due 05/15/51[12,13]	12,850,000	3,620,008
due 05/15/44[6,12]	2,790,000	1,049,903
due 02/15/46[6,12]	1,990,000	686,466
due 02/15/54[12,13]	2,500,000	650,460
due 02/15/52[12,13]	2,180,000	594,988
due 11/15/44[6,12]	500,000	183,535
due 08/15/54[12,13]	700,000	179,093
U.S. Treasury Notes
4.13% due 11/30/29	1,810,000	1,789,436
4.13% due 11/30/31	750,000	733,987
Total U.S. Government Securities
(Cost $10,689,088)		9,487,876

SENIOR FLOATING RATE INTERESTS††,◊ - 2.1%
Financial - 1.0%
Higginbotham Insurance Agency, Inc.
8.86% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/24/28†††	411,873	408,825
Worldpay
6.83% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/31/31	249,375	250,363
Jane Street Group, LLC
6.40% (3 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 01/26/28	222,570	222,266
Citadel Securities, LP
6.33% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 10/31/31	198,010	198,459
Alliant Holdings Intermediate LLC
7.11% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 09/19/31	159,600	159,849
CPI Holdco B LLC
6.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 05/17/31	149,625	149,197
Asurion LLC
8.61% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 09/19/30	149,625	149,091
Eisner Advisory Group
8.36% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/28/31	99,003	99,922
HighTower Holding LLC
8.07% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/21/28	54,624	54,829
Total Financial		1,692,801

Industrial - 0.4%
Amentum Holdings, Inc.
6.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 09/29/31	400,000	398,332
EMRLD Borrower, LP
6.83% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 08/04/31	99,750	100,041
6.93% (6 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/31/30	99,000	99,292
Capstone Acquisition Holdings, Inc.
8.96% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 11/12/29†††	137,580	136,838
Total Industrial		734,503

Consumer, Non-cyclical - 0.3%
Midwest Veterinary Partners LLC
8.39% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 04/27/28	140,012	140,187

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Quirch Foods Holdings LLC
9.64% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/27/27	144,977	$134,828
Southern Veterinary Partners LLC
7.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/30/31	100,691	101,296
HAH Group Holding Co. LLC
9.36% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/24/31	33,823	33,781
Elanco Animal Health, Inc.
6.40% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/01/27	16,418	16,390
Total Consumer, Non-cyclical		426,482

Consumer, Cyclical - 0.2%
MB2 Dental Solutions LLC
9.86% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	143,666	143,344
10.02% (3 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	19,372	19,033
9.84% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	2,000	1,781
First Brands Group LLC
9.85% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	132,626	123,923
Pacific Bells LLC
8.60% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 11/10/28	89,116	89,071
Total Consumer, Cyclical		377,152

Communications - 0.1%
Authentic Brands
6.59% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 12/21/28	174,563	175,053

Technology - 0.1%
Datix Bidco Ltd.
10.20% (1 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 04/25/31†††	GBP 71,200	88,476
9.93% (6 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 04/30/31†††	20,000	19,853
10.02% (1 Month GBP SONIA + 5.50%, Rate Floor: 6.00%) due 10/25/30†††	GBP 950	1,051
10.02% (1 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 10/25/30†††	1,045	923
Total Technology		110,303

Total Senior Floating Rate Interests
(Cost $3,521,005)		3,516,294

FEDERAL AGENCY BONDS†† - 1.1%
Tennessee Valley Authority
4.25% due 09/15/65	1,000,000	823,055
5.38% due 04/01/56	750,000	763,517
Tennessee Valley Authority Principal Strips
due 01/15/48[12,13]	500,000	144,355
Total Federal Agency Bonds
(Cost $2,555,924)		1,730,927

MUNICIPAL BONDS†† - 0.2%
Illinois - 0.2%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	311,111	312,744
Total Municipal Bonds
(Cost $315,919)		312,744

	Contracts/ Notional Value
OTC OPTIONS PURCHASED†† - 0.1%
Put Options on:
Foreign Exchange Options
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025 with strike price of EUR 1.01 (Notional Value $2,723,171)	EUR 1,719,000	27,216
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025 with strike price of EUR 1.01 (Notional Value $2,723,170)	EUR 1,719,000	27,216
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025 with strike price of EUR 1.01 (Notional Value $1,907,328)	EUR 1,204,000	19,117
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025 with strike price of EUR 1.01 (Notional Value $969,506)	EUR 612,000	9,718
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025 with strike price of EUR 1.01 (Notional Value $817,426)	EUR 516,000	8,193
BNP Paribas Foreign Exchange EUR/USD Expiring November 2025 with strike price of EUR 1.01 (Notional Value $160,000)	EUR 101,000	1,604
Total OTC Options Purchased
(Cost $80,805)		93,064

12 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

	Contracts/ Notional Value	Value
OTC INTEREST RATE SWAPTIONS PURCHASED††14 - 0.0%
Call Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap Expiring October 2025 with exercise rate of 3.60% (Notional Value $4,383,400)	GBP 3,500,000	$18,039
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap Expiring October 2025 with exercise rate of 3.23% (Notional Value $4,383,400)	GBP 3,500,000	10,683
Total Interest Rate Swaptions		28,722

Put Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap Expiring October 2025 with exercise rate of 4.48% (Notional Value $4,383,400)	GBP 3,500,000	17,407
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap Expiring October 2025 with exercise rate of 4.85% (Notional Value $4,383,400)	GBP 3,500,000	10,315
Total Interest Rate Swaptions		27,722
Total OTC Interest Rate Swaptions Purchased
(Cost $74,753)		56,444

Total Investments - 121.5%
(Cost $208,618,794)		$199,313,787
OTC INTEREST RATE SWAPTIONS WRITTEN††14 - (0.00)%
Call Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap Expiring October 2025 with exercise rate of 2.73% (Notional Value $4,383,400)	GBP 3,500,000	(5,324)
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap Expiring October 2025 with exercise rate of 3.10% (Notional Value $4,383,400)	GBP 3,500,000	(8,937)
Total Interest Rate Call Swaptions		(14,261)

Put Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap Expiring October 2025 with exercise rate of 4.60% (Notional Value $4,383,400)	GBP 3,500,000	(14,816)
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap Expiring October 2025 with exercise rate of 4.23% (Notional Value $4,383,400)	GBP 3,500,000	(24,730)
Total Interest Rate Put Swaptions		(39,546)
Total OTC Interest Rate Swaptions Written
(Premiums received $65,632)		(53,807)
Other Assets & Liabilities, net - (21.5)%		(35,221,575)
Total Net Assets - 100.0%		$164,038,405

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount~		Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	ICE	ITRAXX.EUR.42.V1	1.00%	Quarterly	12/20/29	EUR	360,000	$(7,395)	$(7,336)	$(59)
BofA Securities, Inc.	ICE	CDX.NA.IG.43.V1	1.00%	Quarterly	12/20/29		4,204,689	(93,852)	(89,311)	(4,541)
								$(101,247)	$(96,647)	$(4,600)

OTC Credit Default Swap Agreements Protection Purchased††
Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Appreciation
Morgan Stanley Capital Services LLC	CDX.NA.HY.43.V1 (15-25%)	5.00%	Quarterly	12/20/29	175,000	$(8,788)	$(10,962)	$2,174
Morgan Stanley Capital Services LLC	CDX.NA.HY.43.V1 (25-35%)	5.00%	Quarterly	12/20/29	175,000	(25,191)	(26,333)	1,142
						$(33,979)	$(37,295)	$3,316

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.48%	Annually	11/02/33	$2,380,000	$73,793	$100	$73,693
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.99%	Annually	10/11/25	9,089,000	51,310	125	51,185
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.27%	Annually	06/27/27	4,500,000	19,712	258	19,454
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.21%	Annually	07/11/27	4,000,000	12,450	260	12,190
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.50%	Annually	11/02/30	462,000	10,713	252	10,461
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.09%	Annually	12/23/29	3,500,738	7,192	314	6,878
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.09%	Annually	12/23/29	3,499,262	6,823	314	6,509
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.76%	Annually	02/06/29	1,300,000	(14,229)	111	(14,340)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.94%	Annually	06/05/30	12,200,000	(16,478)	1,586	(18,064)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.73%	Annually	12/04/34	2,000,000	(55,917)	313	(56,230)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.66%	Annually	10/18/27	5,300,000	(56,761)	292	(57,053)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.40%	Annually	04/04/28	5,000,000	(101,189)	210	(101,399)

14 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

Centrally Cleared Interest Rate Swap Agreements†† (continued)

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.57%	Annually	10/18/54	1,700,000	$(106,467)	$327	$(106,794)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/18/27	5,000,000	(156,167)	65	(156,232)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.63%	Annually	10/18/34	9,300,000	(330,454)	367	(330,821)
								$(655,669)	$4,894	$(660,563)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Citibank, N.A.	GBP	Sell	81,000	102,678 USD	01/17/25	$1,277
Bank of America, N.A.	EUR	Sell	49,000	51,695 USD	02/27/25	804
Barclays Bank plc	EUR	Sell	30,000	31,630 USD	02/27/25	472
Barclays Bank plc	EUR	Buy	47,000	49,338 USD	01/17/25	(609)
						$1,944

OTC Interest Rate Swaptions Purchased
Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Call
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap	Pay	12 Month GBP SONIA	Annual	3.60%	10/31/25	3.60%	$4,383,400	$18,039
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap	Pay	12 Month GBP SONIA	Annual	3.23%	10/28/25	3.23%	4,383,400	10,683
								$28,722
Put
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap	Receive	12 Month GBP SONIA	Annual	4.48%	10/28/25	4.48%	$4,383,400	$17,407
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap	Receive	12 Month GBP SONIA	Annual	4.85%	10/31/25	4.85%	4,383,400	10,315
								$27,722

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

OTC Interest Rate Swaptions Written
Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Call
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap	Receive	12 Month GBP SONIA	Annual	2.73%	10/28/25	2.73%	$4,383,400	$(5,324)
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap	Receive	12 Month GBP SONIA	Annual	3.10%	10/31/25	3.10%	4,383,400	(8,937)
								$(14,261)
Put
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap	Pay	12 Month GBP SONIA	Annual	4.60%	10/31/25	4.60%	4,383,400	(14,816)
Morgan Stanley Capital Services LLC 1-Year/2-Year Interest Rate Swap	Pay	12 Month GBP SONIA	Annual	4.23%	10/28/25	4.23%	4,383,400	(24,730)
								$(39,546)

16 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
***	A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $67,084,979 (cost $70,159,032), or 40.9% of total net assets.

[3]	Affiliated issuer.
[4]	Rate indicated is the 7-day yield as of December 31, 2024.
[5]	Security is unsettled at period end and may not have a stated effective rate.
[6]	Security is an interest-only strip.
[7]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at December 31, 2024. See table below for additional step information for each security.

[8]	Perpetual maturity.
[9]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[10]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[11]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $91,326 (cost $98,392), or 0.1% of total net assets — See Note 9.

[12]	Zero coupon rate security.
[13]	Security is a principal-only strip.
[14]	Swaptions — See additional disclosure in the swaptions table above for more information on swaptions.
BofA — Bank of America
CDX.NA.HY.43.V1 — Credit Default Swap North American High Yield Series 43 Index Version 1
CDX.NA.IG.43.V1 — Credit Default Swap North American Investment Grade Series 43 Index Version 1
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
EUR — Euro
GBP — British Pound
ICE — Intercontinental Exchange
ITRAXX.EUR.42.V1 — iTraxx Europe Series 42 Index Version 1
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$818	$—	$8	$826
Preferred Stocks	191,392	4,042,455	—	4,233,847
Warrants	6	—	3	9
Mutual Funds	45,415,997	—	—	45,415,997
Money Market Funds	2,493,108	—	—	2,493,108
Collateralized Mortgage Obligations	—	54,903,435	792,946	55,696,381
Corporate Bonds	—	39,575,399	2,423,951	41,999,350
Asset-Backed Securities	—	31,062,641	3,214,279	34,276,920
U.S. Government Securities	—	9,487,876	—	9,487,876
Senior Floating Rate Interests	—	2,696,170	820,124	3,516,294
Federal Agency Bonds	—	1,730,927	—	1,730,927
Municipal Bonds	—	312,744	—	312,744
Options Purchased	—	93,064	—	93,064
Interest Rate Swaptions Purchased	—	56,444	—	56,444
Credit Default Swap Agreements**	—	3,316	—	3,316
Interest Rate Swap Agreements**	—	180,370	—	180,370
Forward Foreign Currency Exchange Contracts**	—	2,553	—	2,553
Total Assets	$48,101,321	$144,147,394	$7,251,311	$199,500,026

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Swaptions Written	$—	$53,807	$—	$53,807
Credit Default Swap Agreements**	—	4,600	—	4,600
Interest Rate Swap Agreements**	—	840,933	—	840,933
Forward Foreign Currency Exchange Contracts**	—	609	—	609
Unfunded Loan Commitments (Note 8)	—	—	3,041	3,041
Total Liabilities	$—	$899,949	$3,041	$902,990

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $9,828,571 are categorized as Level 2 within the disclosure hierarchy — See Note 11.

18 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$1,432,204	Yield Analysis	Yield	6.8%-7.6%	7.2%
Asset-Backed Securities	932,075	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	650,000	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	200,000	Third Party Pricing	Trade Price	—	—
Collateralized Mortgage Obligations	792,946	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Common Stocks	8	Model Price	Liquidation Value	—	—
Corporate Bonds	1,285,577	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	1,138,374	Yield Analysis	Yield	6.9%-9.4%	7.4%
Senior Floating Rate Interests	709,821	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	110,303	Yield Analysis	Yield	10.0%	—
Warrants	3	Model Price	Liquidation Value	—	—
Total Assets	$7,251,311
Liabilities:
Unfunded Loan Commitments	$3,041	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, or liquidation value would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended December 31, 2024, the Fund did not have any securities to transfer into Level 3 from Level 2 or transfer out of Level 3 into Level 2.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2024:

	Assets							Liabilities
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Warrants	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$2,091,143	$908,966	$707,677	$1,296,906	$—	$8	$5,004,700	$(399)
Purchases/(Receipts)	1,645,543	—	1,715,926	588,599	—	—	3,950,068	(5,327)
(Sales, maturities and paydowns)/Fundings	(513,082)	(11,852)	—	(1,066,523)	—	—	(1,591,457)	2,196
Amortization of premiums/discounts	—	(3,661)	—	9,544	—	—	5,883	222
Corporate actions	—	—	—	—	—	—	—	—
Total realized gains (losses) included in earnings	—	—	—	(36,558)	—	—	(36,558)	(290)
Total change in unrealized appreciation (depreciation) included in earnings	(9,325)	(100,507)	348	28,156	3	—	(81,325)	557
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—	—
Ending Balance	$3,214,279	$792,946	$2,423,951	$820,124	$3	$8	$7,251,311	$(3,041)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2024	$(9,511)	$(100,507)	$348	$760	$3	$—	$(108,907)	$158

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Angel Oak Mortgage Trust 2024-2, 6.25% due 01/25/69	7.25%	01/01/28	—	—
Angel Oak Mortgage Trust 2023-1, 4.75% due 09/26/67	5.75%	01/01/27	—	—
BRAVO Residential Funding Trust 2024-NQM1, 6.40% due 12/01/63	7.40%	01/01/28	—	—
BRAVO Residential Funding Trust 2023-NQM2, 4.50% due 05/25/62	5.50%	02/01/27	—	—
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
GCAT Trust 2023-NQM3, 6.89% due 08/25/68	7.89%	09/01/27	—	—
Legacy Mortgage Asset Trust 2021-GS3, 4.75% due 07/25/61	5.75%	05/25/25	—	—
Legacy Mortgage Asset Trust 2021-GS5, 5.25% due 07/25/67	6.25%	11/25/25
Mill City Securities Ltd. 2024-RS2, 3.00% due 08/01/69	6.00%	12/01/27	—	—
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OBX Trust 2024-NQM6, 6.85% due 02/25/64	7.85%	04/01/28	—	—
OBX Trust 2024-NQM5, 6.29% due 01/25/64	7.29%	03/01/28	—	—
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26	—	—
OBX Trust 2024-NQM13, 5.37% due 06/25/64	6.37%	08/01/28	—	—

20 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2024
SERIES E (TOTAL RETURN BOND SERIES)

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
OBX Trust 2024-NQM3, 6.43% due 12/25/63	7.43%	02/01/28	—	—
OBX Trust 2024-NQM9, 6.44% due 01/25/64	7.66%	06/01/28	—	—
OBX Trust 2024-NQM2, 6.18% due 12/25/63	7.18%	01/01/28	—	—
OBX Trust 2024-NQM8, 6.59% due 05/25/64	7.59%	05/01/28	—	—
OBX Trust 2024-NQM11, 6.13% due 06/25/64	7.08%	07/01/28	—	—
OSAT Trust 2021-RPL1, 5.12% due 05/25/65	6.12%	06/25/25	—	—
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2024-4, 6.41% due 08/25/29	9.41%	08/25/27	10.41%	08/25/28
PRPM LLC 2021-5, 4.79% due 06/25/26	5.79%	06/25/25	—	—
RCKT Mortgage Trust 2024-CES4, 6.15% due 06/25/44	7.15%	05/01/28	—	—
Vista Point Securitization Trust 2024-CES3, 5.68% due 01/25/55	6.68%	12/01/28	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated person, as defined in the Investment Company Act of 1940 (“affiliated issuer”).

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short-term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2024 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/ix?doc=/Archives/edgar/data/1601445/000139834424022509/fp0090292-6_ncsrixbrl.htm. The Fund also may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/24	Shares 12/31/24	Investment Income
Mutual Funds
Guggenheim Total Return Bond Fund — R6-Class	$6,323,894	$236,391	$(6,595,446)	$(647,956)	$683,117	$—	—	$237,174
Guggenheim Variable Insurance Strategy Fund III	—	48,563,470	(3,300,000)	8,137	144,390	45,415,997	1,821,010	556,704
	$6,323,894	$48,799,861	$(9,895,446)	$(639,819)	$827,507	$45,415,997		$793,878

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 21

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $163,347,188)	$153,897,790
Investments in affiliated issuers, at value (cost $45,271,606)	45,415,997
Foreign currency, at value (cost $208)	207
Cash	28,161
Segregated cash with broker	110,005
Unamortized upfront premiums paid on interest rate swap agreements	4,894
Unrealized appreciation on OTC swap agreements	3,316
Unrealized appreciation on forward foreign currency exchange contracts	2,553
Prepaid expenses	3,438
Receivables:
Securities sold	15,035,429
Interest	985,461
Dividends	210,242
Total assets	215,697,493

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $3,199)	3,041
Reverse repurchase agreements	9,828,571
Options written, at value (premiums received $65,632)	53,807
Unamortized upfront premiums received on credit default swap agreements	133,942
Unrealized depreciation on forward foreign currency exchange contracts	609
Payable for:
Securities purchased	41,327,846
Variation margin on interest rate swap agreements	37,028
Fund shares redeemed	128,028
Management fees	43,061
Distribution and service fees	33,843
Protection fees on credit default swap agreements	6,533
Fund accounting/administration fees	3,483
Transfer agent/maintenance fees	2,249
Variation margin on credit default swap agreements	631
Trustees’ fees*	321
Swap settlement	82
Due to Investment Adviser	59
Miscellaneous	55,954
Total liabilities	51,659,088
Net assets	$164,038,405

Net assets consist of:
Paid in capital	$185,564,119
Total distributable earnings (loss)	(21,525,714)
Net assets	$164,038,405
Capital shares outstanding	11,485,359
Net asset value per share	$14.28

STATEMENT OF OPERATIONS
Year Ended December 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers	$17,742
Dividends from securities of affiliated issuers	793,878
Interest	8,181,831
Total investment income	8,993,451

Expenses:
Management fees	616,744
Distribution and service fees	395,350
Transfer agent/maintenance fees	25,369
Interest expense	182,478
Professional fees	93,358
Fund accounting/administration fees	68,704
Trustees’ fees*	14,790
Custodian fees	14,447
Line of credit fees	5,968
Miscellaneous	17,475
Recoupment of previously waived fees	62,122
Total expenses	1,496,805
Less:
Expenses reimbursed by Adviser	(5,021)
Expenses waived by Adviser	(88,360)
Earning credits applied	(3,425)
Total waived/reimbursed expenses	(96,806)
Net expenses	1,399,999
Net investment income	7,593,452

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,014,346)
Investments in affiliated issuers	(639,819)
Swap agreements	(392,375)
Futures contracts	17,393
Options purchased	69,088
Options written	(85,358)
Forward foreign currency exchange contracts	(2,442)
Foreign currency transactions	(306)
Net realized loss	(3,048,165)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,010,891
Investments in affiliated issuers	827,507
Swap agreements	(1,419,209)
Futures contracts	(109,629)
Options purchased	28,386
Options written	11,825
Forward foreign currency exchange contracts	7,524
Foreign currency translations	1,780
Net change in unrealized appreciation (depreciation)	359,075
Net realized and unrealized loss	(2,689,090)
Net increase in net assets resulting from operations	$4,904,362

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

22 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,593,452	$6,281,614
Net realized loss on investments	(3,048,165)	(8,779,709)
Net change in unrealized appreciation (depreciation) on investments	359,075	12,027,856
Net increase in net assets resulting from operations	4,904,362	9,529,761

Distributions to shareholders	(6,087,264)	(5,275,065)

Capital share transactions:
Proceeds from sale of shares	33,660,397	33,336,930
Distributions reinvested	6,087,264	5,275,065
Cost of shares redeemed	(24,808,884)	(27,650,396)
Net increase from capital share transactions	14,938,777	10,961,599
Net increase in net assets	13,755,875	15,216,295

Net assets:
Beginning of year	150,282,530	135,066,235
End of year	$164,038,405	$150,282,530

Capital share activity:
Shares sold	2,343,283	2,359,120
Shares issued from reinvestment of distributions	432,641	378,412
Shares redeemed	(1,732,137)	(1,967,697)
Net increase in shares	1,043,787	769,835

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 23

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Per Share Data
Net asset value, beginning of period	$14.39	$13.97	$17.23	$18.09	$16.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.69	.62	.53	.44	.39
Net gain (loss) on investments (realized and unrealized)	(.25)	.33	(3.29)	(.51)	1.88
Total from investment operations	.44	.95	(2.76)	(.07)	2.27
Less distributions from:
Net investment income	(.55)	(.53)	(.46)	(.30)	(.31)
Net realized gains	—	—	(.04)	(.49)	—
Total distributions	(.55)	(.53)	(.50)	(.79)	(.31)
Net asset value, end of period	$14.28	$14.39	$13.97	$17.23	$18.09

Total Return[b]	3.09%	6.95%	(16.15%)	(0.43%)	14.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$164,038	$150,283	$135,066	$174,203	$177,103
Ratios to average net assets:
Net investment income (loss)	4.80%	4.44%	3.54%	2.51%	2.27%
Total expenses[c]	0.95%	1.02%	0.90%	0.85%	0.88%
Net expenses[d,e,f]	0.89%	0.95%	0.85%	0.78%	0.78%
Portfolio turnover rate	88%	91%	51%	84%	123%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
0.04%	—	—	—	—

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
0.77%	0.76%	0.76%	0.78%	0.77%

24 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	December 31, 2024
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value
COMMON STOCKS† - 0.4%

Industrial - 0.3%
API Heat Transfer Intermediate*,†††	123	$166,332
BP Holdco LLC*, †††,1	11,609	14,072
Vector Phoenix Holdings, LP*,†††	11,609	245
Total Industrial		180,649

Consumer, Non-cyclical - 0.1%
Endo, Inc.*	1,046	25,627

Communications - 0.0%
Xplore Inc.*,††	3,953	19,765

Total Common Stocks
(Cost $250,388)		226,041

EXCHANGE-TRADED FUND***,† - 1.3%
SPDR Blackstone Senior Loan ETF	16,295	679,990
Total Exchange-Traded Fund
(Cost $674,887)		679,990

MUTUAL FUND† - 2.8%
Guggenheim Floating Rate Strategies Fund — Class R6*,1	64,446	1,562,812
Total Mutual Fund
(Cost $1,580,079)		1,562,812

MONEY MARKET FUND***,† - 3.5%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 4.30%[2]	1,945,170	1,945,170
Total Money Market Fund
(Cost $1,945,170)		1,945,170

	Face Amount~
SENIOR FLOATING RATE INTERESTS††,◊ - 93.5%
Consumer, Cyclical - 18.8%
Alterra Mountain Co.
7.11% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 08/17/28	299,250	300,935
7.36% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/31/30	199,500	200,873
Dealer Tire LLC
7.86% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/02/31	498,750	498,750
Restaurant Brands
6.11% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 09/20/30	499,535	496,518
PetSmart LLC
8.21% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 02/11/28	496,988	494,503
Truck Hero, Inc.
7.97% (1 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 01/31/28	496,134	480,268

Petco Health And Wellness Company, Inc.
7.84% (3 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 03/03/28	476,931	462,376
Flutter Financing B.V.
6.08% (3 Month Term SOFR + 2.00%, Rate Floor: 2.50%) due 11/30/30	435,600	436,253
Grant Thornton Advisors LLC
7.61% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/02/31	211,007	210,834
due 05/30/31	200,000	199,836
American Tire Distributors, Inc.
11.86% (3 Month Term SOFR + 6.51%, Rate Floor: 7.26%) due 10/20/28†††	438,750	197,438
13.84% (1 Month Term SOFR + 1.50%, Rate Floor: 4.50%) (in-kind rate was 8.00%) due 02/24/25†††,3	140,265	141,667
11.43% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/22/26†††	35,051	32,597
10.82% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/22/26†††	17,526	16,299
Entain Holdings (Gibraltar) Ltd.
7.08% (3 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 10/31/29	300,320	300,944
PCI Gaming Authority, Inc.
6.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 07/18/31	287,135	286,297
Thevelia US LLC
7.58% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 06/18/29	253,520	254,787
CCRR Parent, Inc.
9.03% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/06/28	434,559	251,319
Prime Security Services Borrower LLC
6.52% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 10/15/30	246,549	246,934
Eyemart Express LLC
7.47% (3 Month Term SOFR + 3.11%, Rate Floor: 4.11%) due 08/31/27	244,937	242,487
Sweetwater Sound
8.72% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 08/07/28	236,786	237,378
Rent-A-Center, Inc.
7.34% (3 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 02/17/28†††	231,161	231,161
Go Daddy Operating Company LLC
6.11% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 11/09/29	227,794	228,134
Caesars Entertainment, Inc.
6.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 02/06/30	204,071	203,985
6.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 02/06/31	14,962	14,967
Ontario Gaming GTA, LP
8.58% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 08/01/30	218,318	218,631

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Galaxy US Opco, Inc.
9.34% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 04/29/29	244,375	$216,272
Eagle Parent Corp.
8.58% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/02/29	218,813	214,266
Belron Finance US, LLC
7.27% (3 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 10/16/31	199,500	201,122
Scientific Games Corp.
7.59% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 04/04/29	198,017	198,314
Peer Holding III BV
7.33% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 07/01/31	190,000	190,771
Congruex Group LLC
10.49% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 05/03/29	248,725	190,585
BIFM CA Buyer, Inc.
8.11% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 05/31/28	187,844	189,628
Paint Intermediate III LLC
7.52% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 09/11/31	185,000	185,694
Life Time, Inc.
7.03% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 10/22/31	185,000	185,509
AmSpec Parent LLC
due 12/11/31	173,638	174,506
Tacala Investment Corp.
7.86% (1 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 01/31/31	159,200	160,128
Apro LLC
8.27% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/09/31	149,625	150,934
Seaworld Parks & Entertainment, Inc.
6.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.50%) due 11/19/31	124,688	124,272
Crash Champions Inc.
9.27% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 02/23/29	129,505	122,342
Packers Holdings LLC
7.71% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 03/09/28	243,774	121,400
Holding Socotec SAS
due 06/02/28	120,000	120,300
Hanesbrands, Inc.
8.11% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 03/08/30†††	111,075	111,908
Fertitta Entertainment LLC
7.86% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 01/27/29	99,744	100,031
Frontdoor, Inc.
6.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 12/17/31	95,875	96,115
First Brands Group LLC
9.85% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	101,538	95,107
TransNetwork LLC
9.08% (3 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 12/30/30†††	92,069	92,529
Bulldog Purchaser, Inc.
8.58% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 06/30/31	67,267	67,659
due 06/30/31	22,500	22,631
Michaels Stores, Inc.
8.84% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 04/15/28	81,836	65,736
EG Finco Ltd.
due 02/07/28	35,000	35,269
Prime Security Services Borrower LLC
due 10/13/30	29,423	29,597
BIFM CA Buyer, Inc.
due 05/31/28	22,500	22,669
WW International, Inc.
7.97% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 04/13/28	94,500	20,412
EG Finco Ltd.
8.61% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/07/28	19,284	19,485
Total Consumer, Cyclical		10,411,362

Industrial - 18.1%
Arcline FM Holdings, LLC
9.31% ((3 Month Term SOFR + 4.50%) and (6 Month Term SOFR + 4.50%), Rate Floor: 5.25%) due 06/23/28	470,483	472,770
Hunter Douglas, Inc.
8.02% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 02/26/29	438,750	437,653
Park River Holdings, Inc.
8.10% (3 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 12/28/27	436,424	424,967
AS Mileage Plan Ltd.
6.66% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 10/15/31	408,691	410,122
LBM Acquisition LLC
8.30% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 06/06/31	413,935	409,841
American Bath Group LLC
8.21% (3 Month Term SOFR + 3.85%, Rate Floor: 4.35%) due 11/23/27	388,312	377,677
Amentum Holdings, Inc.
6.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 09/29/31	302,252	300,991
Michael Baker International LLC
9.11% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 12/01/28	281,870	282,753
Fugue Finance LLC
8.51% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 01/31/28	275,111	277,289

26 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
TransDigm, Inc.
6.83% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 02/28/31	195,277	$195,541
6.83% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/19/32	79,800	79,925
DXP Enterprises, Inc.
8.11% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 10/11/30	257,106	259,785
DG Investment Intermediate Holdings 2, Inc.
8.22% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 03/31/28	249,786	251,764
Arcosa, Inc.
6.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 08/12/31	250,000	251,720
Air Canada
6.34% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 03/21/31	249,372	250,152
Core & Main, LP
6.38% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 02/09/31	248,125	249,056
EMRLD Borrower, LP
6.93% (6 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/31/30	247,500	248,230
GYP Holdings III Corp.
6.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 05/12/30	247,505	247,661
Harsco Corporation
6.72% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 03/10/28	244,924	244,363
Clean Harbors, Inc.
6.11% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 10/08/28	239,388	241,064
Quikrete Holdings, Inc.
6.86% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/14/31	140,604	140,444
6.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 03/19/29	76,145	76,057
Anchor Packaging LLC
due 07/18/29	215,000	215,897
Pelican Products, Inc.
8.84% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 12/29/28	240,405	215,403
United Airlines, Inc.
6.63% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 02/22/31	199,896	200,254
Hobbs & Associates LLC
7.61% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/23/31	163,396	164,060
7.65% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/23/31	16,340	16,406
Protective Industrial Products, Inc.
8.47% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 12/29/27	161,894	161,691
MI Windows And Doors LLC
7.36% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/28/31	155,853	157,195
Genesee & Wyoming, Inc.
6.08% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/10/31	154,613	154,156
APi Group DE, Inc.
6.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 01/03/29	152,912	152,880
StandardAero
6.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 10/31/31	150,000	150,562
Engineering Research And Consulting LLC
9.51% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/29/31†††	150,000	148,500
Foundation Building Materials Holding Company LLC
8.59% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/29/31	148,875	146,326
Cube A&D Buyer, Inc.
8.13% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/17/31	145,000	145,725
Spring Education Group, Inc.
8.33% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/04/30	144,610	145,333
Artera Services LLC
8.83% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/15/31	134,806	133,420
API Heat Transfer Thermasys Corp.
12.66% (3 Month Term SOFR + 8.00%, Rate Floor: 11.00%) due 11/12/27†††	80,457	80,457
9.66% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 11/10/27†††	46,567	46,567
Merlin Buyer, Inc.
due 12/14/28	121,687	121,079
STS Operating, Inc.
8.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 03/25/31	116,123	116,355
PointClickCare Technologies, Inc.
7.58% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/03/31	105,000	105,525
Jefferies Finance LLC
due 10/09/31	105,000	105,525
ASP Dream Acquisiton Co. LLC
8.71% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 12/15/28	100,368	100,995
XPO, Inc.
6.45% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 02/03/31	100,000	100,196
Ring Container Technologies Group, LLC
7.11% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 08/12/28	99,749	99,899
CPM Holdings, Inc.
9.05% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 09/28/28	99,375	96,174
Construction Partners, Inc.
6.84% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 10/29/31	95,000	95,297

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Mauser Packaging Solutions Holding Co.
7.59% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 04/15/27	90,000	$90,546
FCG Acquisitions, Inc.
8.22% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 03/31/28	89,767	90,261
Madison Safety & Flow LLC
7.61% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 09/26/31	78,198	78,711
TricorBraun Holdings, Inc.
7.72% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/03/28	70,708	70,593
White Cap Supply Holdings LLC
due 10/19/29	70,000	70,058
GFL Environmental, Inc.
6.61% (3 Month Term SOFR + 2.00%, Rate Floor: 2.50%) due 07/03/31	69,825	69,901
Bleriot US Bidco LLC
7.08% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 10/31/30	59,738	60,008
Total Industrial		10,035,780

Consumer, Non-cyclical - 15.0%
VC GB Holdings I Corp.
8.09% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/21/28	485,000	484,627
Topgolf Callaway Brands Corp.
7.36% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/15/30	472,434	469,873
Bombardier Recreational Products, Inc.
7.11% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/22/31	467,395	467,460
Dermatology Intermediate Holdings III, Inc.
8.84% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 03/30/29	455,107	438,114
Summit Behavioral Healthcare LLC
8.76% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 11/24/28†††	496,218	396,975
Triton Water Holdings, Inc.
7.84% (3 Month Term SOFR + 3.51%, Rate Floor: 4.01%) due 03/31/28	390,015	392,601
Froneri US, Inc.
6.36% (3 Month Term SOFR + 2.00%, Rate Floor: 2.50%) due 09/30/31	389,898	389,968
Medline Borrower LP
6.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 10/23/28	388,024	389,068
CHG PPC Parent LLC
7.47% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 12/08/28	376,003	377,650
Medical Solutions Parent Holdings, Inc.
8.19% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 11/01/28	486,673	341,348
Grifols Worldwide Operations USA, Inc.
6.74% (3 Month Term SOFR + 2.00%, Rate Floor: 3.00%) due 11/15/27	316,913	315,249
Cambrex Corp.
7.96% (1 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 12/04/26	297,874	297,448
PlayCore
9.09% (3 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 02/20/30	270,512	272,795
HAH Group Holding Co. LLC
9.36% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/24/31	271,896	271,556
Nomad Foods Ltd.
6.97% (6 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 11/12/29	262,341	262,887
National Mentor Holdings, Inc.
8.20% ((1 Month Term SOFR + 3.75%) and (3 Month Term SOFR + 3.75%), Rate Floor: 4.50%) due 03/02/28	237,752	235,275
8.18% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 03/02/28	12,723	12,591
Southern Veterinary Partners LLC
7.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/30/31	239,871	241,310
Weber-Stephen Products LLC
7.72% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 10/30/27	242,274	241,137
Outcomes Group Holdings, Inc.
7.61% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 05/06/31	219,052	221,133
Del Monte Foods, Inc.
14.62% (3 Month Term SOFR + 8.00%, Rate Floor: 8.00%) (in-kind rate was 2.00%) due 08/02/28[3]	99,077	98,483
8.85% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 08/01/28	159,630	95,219
TGP Holdings LLC
7.71% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 06/29/28	191,253	185,973
Heritage Grocers Group LLC
11.18% (3 Month Term SOFR + 6.75%, Rate Floor: 7.50%) due 08/01/29	188,008	178,216
Chefs’ Warehouse, Inc.
7.86% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/23/29	172,833	173,698
Osmosis Holdings Australia II Pty Ltd.
8.05% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/31/28	172,162	172,162
Resonetics LLC
8.37% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 06/18/31	168,340	169,225
Energizer Holdings, Inc.
6.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 12/22/27	158,185	158,334
Midwest Physician Administrative Services
7.59% (3 Month Term SOFR + 3.00%, Rate Floor: 3.75%) due 03/12/28	142,638	134,597
Hayward Industries, Inc.
6.97% (1 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 05/30/28	131,612	132,147

28 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Pacific Dental Services LLC
7.13% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 03/15/31	109,175	$109,806
Hanger, Inc.
7.86% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/23/31	106,312	107,242
Concentra Health Services, Inc.
6.61% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 07/26/31†††	84,788	85,317
Total Consumer, Non-cyclical		8,319,484

Technology - 13.4%
Planview Parent, Inc.
8.10% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/17/27	499,852	503,810
CACI International, Inc.
6.29% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 10/30/31	500,000	500,315
Boxer Parent Co., Inc.
8.34% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/30/31	485,370	488,957
DCert Buyer, Inc.
8.36% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/16/26	496,094	475,322
Athenahealth Group, Inc.
7.61% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 02/15/29	434,600	435,065
Conair Holdings LLC
8.22% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 05/17/28	468,996	420,005
Xerox Corp.
8.34% ((1 Month Term SOFR + 4.00%) and (3 Month Term SOFR + 4.00%), Rate Floor: 4.50%) due 11/17/29	413,529	412,408
Iron Mountain Information Management Services, Inc.
6.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 01/31/31	387,596	386,992
Polaris Newco LLC
8.85% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 06/02/28	315,438	315,759
Dun & Bradstreet Corp.
6.59% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 01/18/29	274,309	274,358
CoreLogic, Inc.
7.97% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 06/02/28	267,028	263,308
Sabre GLBL, Inc.
9.46% (1 Month Term SOFR + 5.00%, Rate Floor: 5.50%) due 06/30/28	87,599	85,154
10.46% (1 Month Term SOFR + 6.00%, Rate Floor: 7.50%) due 11/15/29	74,968	74,406
7.97% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 12/17/27	36,839	35,734
10.46% (1 Month Term SOFR + 6.00%, Rate Floor: 7.50%) due 11/15/29†††	32,652	31,836
Wrench Group LLC
8.59% (3 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 10/30/28	223,313	213,822
Gen Digital, Inc.
6.11% (1 Month Term SOFR + 1.75%, Rate Floor: 2.25%) due 09/12/29	210,499	209,650
Project Ruby Ultimate Parent Corp.
7.47% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/10/28	200,000	200,708
Ascend Learning LLC
7.96% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 12/11/28	199,349	200,222
Cloud Software Group, Inc.
7.83% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 03/29/29	179,954	180,343
8.08% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 03/21/31	18,509	18,548
Atlas CC Acquisition Corp.
9.03% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 05/25/28	283,628	189,464
Pushpay USA, Inc.
8.83% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/15/31†††	179,837	180,736
Blackhawk Network Holdings, Inc.
9.36% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/12/29	144,275	145,872
Instructure Holdings, Inc.
7.52% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 09/12/31	143,492	143,895
Modena Buyer LLC
8.86% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 07/01/31	147,465	142,408
DS Admiral Bidco LLC
8.61% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 06/26/31	143,199	138,545
Zuora, Inc.
due 12/12/31	134,038	133,368
Peraton Corp.
8.21% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 02/01/28	132,751	123,265
SS&C Technologies, Inc.
6.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 05/09/31	108,763	109,009
Epicor Software
7.11% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 05/30/31	106,551	107,228
E2open LLC
7.97% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 02/04/28	99,742	100,116
Dye & Durham Corp.
8.43% (3 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 04/11/31	81,145	81,922
Azalea TopCo
7.61% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 04/30/31	70,278	70,410

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Waystar Technologies, Inc.
due 10/22/29	47,136	$47,273
Total Technology		7,440,233

Financial - 11.7%
USI, Inc.
6.58% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 09/27/30	296,265	295,450
6.58% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 11/22/29	205,259	204,721
Duff & Phelps
8.08% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 04/09/27	382,685	373,596
Citadel Securities, LP
6.33% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 10/31/31	353,751	354,554
Corpay, Inc.
6.11% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/28/28	350,000	349,437
Cobham Ultra SeniorCo SARL
9.24% (6 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 08/03/29	321,079	319,590
Jane Street Group, LLC
6.40% (3 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 01/26/28	272,595	272,222
Nexus Buyer LLC
8.36% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/31/31	268,278	268,948
Alliant Holdings Intermediate LLC
7.11% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 09/19/31	249,375	249,764
AmWINS Group, Inc.
6.72% (1 Month Term SOFR + 2.25%, Rate Floor: 3.00%) due 02/19/28	248,754	249,386
Asurion LLC
8.61% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 09/19/30	240,722	239,862
Harbourvest Partners LP
6.58% (3 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 04/18/30†††	237,318	237,615
Worldpay
6.83% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/31/31	234,413	235,341
Ardonagh Midco 3 plc
8.51% ((3 Month Term SOFR + 3.75%) and (6 Month Term SOFR + 3.75%), Rate Floor: 3.75%) due 02/15/31	231,314	232,470
Capstone Borrower, Inc.
7.58% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/17/30	216,097	217,381
Apex Group Treasury LLC
9.08% (6 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/27/28	201,967	203,567
Orion Advisor Solutions, Inc.
8.34% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 09/24/30	188,686	190,248
Focus Financial Partners LLC
7.61% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 09/15/31	182,937	184,468
Virtu Financial
7.11% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 06/21/31	175,000	175,329
Zodiac Pool Solutions LLC
6.38% (1 Month Term SOFR + 1.93%, Rate Floor: 2.43%) due 01/29/29	162,351	162,283
Jefferies Finance LLC
7.36% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 10/21/31	145,000	145,454
Tegra118 Wealth Solutions, Inc.
8.52% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	148,446	141,997
Eisner Advisory Group
8.36% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/28/31	138,604	139,891
HighTower Holding LLC
8.07% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/21/28	132,142	132,638
Starwood Property Mortgage LLC
due 12/12/29	130,269	129,780
Aretec Group, Inc.
7.86% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/09/30	127,285	127,789
Pex Holdings LLC
7.08% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 11/19/31	125,000	125,469
CPI Holdco B LLC
6.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 05/17/31	121,545	121,197
Franchise Group, Inc.
10.39% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 03/10/26	206,919	118,461
Alter Domus
8.12% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/17/31	101,494	102,179
GIP Pilot Acquisition Partners, LP
7.09% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 10/04/30	100,758	101,262
Franchise Group, Inc.
13.60% (1 Month Term SOFR + 9.00%, Rate Floor: 10.00%) due 04/30/25†††	52,243	52,243
Assetmark Financial Holdings, Inc.
7.08% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 09/05/31	45,000	45,126
Total Financial		6,499,718

Communications - 7.8%
CSC Holdings LLC
8.90% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/18/28	481,491	471,327
Virgin Media Bristol LLC
7.01% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/31/28	400,406	397,235

30 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Level 3 Financing, Inc.
10.92% (1 Month Term SOFR + 6.56%, Rate Floor: 6.56%) due 04/15/30	194,447	$197,947
10.92% (1 Month Term SOFR + 6.56%, Rate Floor: 6.56%) due 04/15/29	193,031	196,554
Zayo Group Holdings, Inc.
7.47% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/09/27	401,527	375,259
Altice France SA
10.16% (3 Month Term SOFR + 5.50%, Rate Floor: 5.50%) due 08/15/28	463,144	370,399
McGraw Hill LLC
8.33% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 08/06/31	319,386	322,714
UPC Broadband Holding BV
7.44% (1 Month Term SOFR + 2.93%, Rate Floor: 2.93%) due 01/31/29	304,199	305,443
SBA Senior Finance II LLC
6.11% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 01/25/31	299,522	299,420
Midcontinent Communications
6.90% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 08/16/31	249,375	250,467
Speedster Bidco GMBH
due 10/17/31	243,340	243,747
Charter Communications Operating LLC
6.59% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 12/07/30	188,100	187,415
LCPR Loan Financing LLC
8.26% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 10/16/28	167,695	149,877
Cengage Learning, Inc.
7.96% ((1 Month Term SOFR + 3.50%) and (3 Month Term SOFR + 3.50%), Rate Floor: 4.50%) due 03/24/31	138,825	139,383
Playtika Holding Corp.
7.22% (1 Month Term SOFR + 2.75%, Rate Floor: 3.75%) due 03/13/28	139,044	139,290
UFC Holdings LLC
6.77% (3 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 11/21/31	85,000	85,367
Titan AcquisitionCo New Zealand Ltd. (Trade Me)
8.59% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 10/18/28	84,676	84,835
Xplore, Inc.
6.00% (1 Month Term SOFR + 1.50%, Rate Floor: 1.50%) due 10/24/31	70,157	56,827
9.47% (1 Month Term SOFR + 1.50%, Rate Floor: 1.50%) (in-kind rate was 3.50%) due 10/23/29[3]	19,580	19,237
Total Communications		4,292,743

Basic Materials - 4.3%
Arsenal AIC Parent LLC
7.61% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 08/18/30	523,364	527,159
LSF11 A5 HoldCo LLC
7.97% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 10/15/28	356,220	358,002
HB Fuller Co.
6.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.50%) due 02/15/30	297,750	299,426
CTEC III GmbH
6.41% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/16/29	EUR 275,000	283,964
Discovery Purchaser Corp.
8.95% (3 Month Term SOFR + 4.36%, Rate Floor: 4.86%) due 10/04/29	198,221	199,113
Minerals Technologies, Inc.
6.34% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 11/21/31†††	150,000	150,375
Platform Specialty Products
6.11% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 12/18/30	146,127	146,231
Vantage Specialty Chemicals, Inc.
9.11% (1 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 10/26/26	102,900	101,356
A-AP Buyer, Inc.
7.61% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 09/09/31	100,000	100,625
W.R. Grace Holdings LLC
7.58% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 09/22/28	97,000	97,776
SCIH Salt Holdings, Inc.
7.57% (3 Month Term SOFR + 3.00%, Rate Floor: 3.75%) due 03/16/27	55,000	55,090
TPC Group, Inc.
10.11% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 11/22/31	55,000	54,656
GrafTech Finance, Inc.
due 11/04/29	28,445	28,445
Total Basic Materials		2,402,218

Utilities - 2.3%
Calpine Construction Finance Company, LP
6.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 07/31/30	497,500	495,978
UGI Energy Services LLC
6.86% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 02/22/30	279,481	280,470
NRG Energy, Inc.
6.60% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 04/16/31	269,283	269,261
TerraForm Power Operating LLC
6.93% (3 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 05/21/29	225,441	225,628
Total Utilities		1,271,337

Energy - 2.1%
AL GCX Holdings LLC
7.26% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 05/17/29	241,194	242,219

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
BANGL LLC
9.09% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29	229,275	$230,637
Par Petroleum LLC
8.33% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 02/28/30	185,615	184,919
ITT Holdings LLC
7.11% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 10/11/30	113,567	114,106
WhiteWater DBR HoldCo LLC
6.63% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 03/03/31	109,725	110,170
CVR Energy, Inc.
due 12/30/27	100,000	100,000
Bip PipeCo Holdings LLC
6.84% (3 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 12/06/30	96,169	96,361
Buckeye Partners, LP
6.36% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 11/22/30	52,451	52,457
Total Energy		1,130,869

Total Senior Floating Rate Interests
(Cost $52,861,492)		51,803,744

CORPORATE BONDS†† - 0.4%
Communications - 0.3%
Level 3 Financing, Inc.
11.00% due 11/15/29[4]	134,610	151,425

Industrial - 0.1%
GrafTech Global Enterprises, Inc.
9.88% due 12/23/29[4]	90,000	80,100
Total Corporate Bonds
(Cost $216,976)		231,525

Total Investments - 101.9%
(Cost $57,528,992)		$56,449,282
Other Assets & Liabilities, net - (1.9)%		(1,047,150)
Total Net Assets - 100.0%		$55,402,132

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Barclays Bank plc	EUR	Sell	402,000	421,992 USD	01/17/25	$5,211

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
***	A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2024.
[3]	Payment-in-kind security.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $231,525 (cost $216,976), or 0.4% of total net assets.

EUR — Euro
EURIBOR — European Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

32 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES F (FLOATING RATE STRATEGIES SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$25,627	$19,765	$180,649	$226,041
Exchange-Traded Fund	679,990	—	—	679,990
Mutual Fund	1,562,812	—	—	1,562,812
Money Market Fund	1,945,170	—	—	1,945,170
Senior Floating Rate Interests	—	49,569,524	2,234,220	51,803,744
Corporate Bonds	—	231,525	—	231,525
Forward Foreign Currency Exchange Contracts**	—	5,211	—	5,211
Total Assets	$4,213,599	$49,826,025	$2,414,869	$56,454,493

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 8)	$—	$—	$772	$772

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$180,649	Enterprise Value	Valuation Multiple	2.6x-8.8x	4.8x
Senior Floating Rate Interests	2,058,300	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	127,024	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	48,896	Third Party Pricing	Trade Price	—	—
Total Assets	$2,414,869
Liabilities:
Unfunded Loan Commitments	$772	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended December 31, 2024, the Fund had securities with a total value of $540,507 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $946,198 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2024
SERIES F (FLOATING RATE STRATEGIES SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2024:

	Assets			Liabilities
	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$2,007,344	$186,293	$2,193,637	$—
Purchases/(Receipts)	976,872	—	976,872	5,936
(Sales, maturities and paydowns)/Fundings	(86,341)	—	(86,341)	(8,298)
Amortization of premiums/discounts	5,627	—	5,627	4,409
Mergers	(144,748)	—	(144,748)	—
Total realized gains (losses) included in earnings	(14)	—	(14)	(2,180)
Total change in unrealized appreciation (depreciation) included in earnings	(118,829)	(5,644)	(124,473)	(639)
Transfers into Level 3	540,507	—	540,507	—
Transfers out of Level 3	(946,198)	—	(946,198)	—
Ending Balance	$2,234,220	$180,649	$2,414,869	$(772)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2024	$(80,198)	$(5,644)	$(85,842)	$(639)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated person, as defined in the Investment Company Act of 1940 (“affiliated issuer”). The Fund also may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/24	Shares 12/31/24	Investment Income
Common Stocks
BP Holdco LLC *	$14,072	$—	$—	$—	$—	$14,072	11,609	$—
Mutual Funds
Guggenheim Floating Rate Strategies Fund — Class R6	—	1,580,079	—	—	(17,267)	1,562,812	64,446	79,797
	$14,072	$1,580,079	$—	$—	$(17,267)	$1,576,884		$79,797

*	Non-income producing security.

34 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $55,944,814)	$54,872,398
Investments in affiliated issuers, at value (cost $1,584,178)	1,576,884
Cash	197,535
Unrealized appreciation on forward foreign currency exchange contracts	5,211
Prepaid expenses	6,823
Receivables:
Securities sold	818,345
Interest	258,714
Fund shares sold	77,908
Dividends	10,128
Total assets	57,823,946

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $134)	772
Payable for:
Securities purchased	2,313,166
Fund shares redeemed	20,181
Management fees	15,644
Distribution and service fees	11,270
Transfer agent/maintenance fees	2,159
Fund accounting/administration fees	1,857
Trustees’ fees*	1,014
Miscellaneous	55,751
Total liabilities	2,421,814
Net assets	$55,402,132

Net assets consist of:
Paid in capital	$56,981,164
Total distributable earnings (loss)	(1,579,032)
Net assets	$55,402,132
Capital shares outstanding	2,222,826
Net asset value per share	$24.92

STATEMENT OF OPERATIONS
Year Ended December 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers	$120,891
Dividends from securities of affiliated issuers	79,797
Interest	5,062,375
Total investment income	5,263,063

Expenses:
Management fees	370,853
Distribution and service fees	142,635
Transfer agent/maintenance fees	25,333
Professional fees	71,844
Fund accounting/administration fees	30,583
Custodian fees	28,375
Line of credit fees	19,208
Trustees’ fees*	14,223
Interest expense	4,386
Miscellaneous	16,474
Total expenses	723,914
Less:
Expenses reimbursed by Adviser	(7,975)
Expenses waived by Adviser	(55,772)
Earnings credits applied	(4,830)
Total waived/reimbursed expenses	(68,577)
Net expenses	655,337
Net investment income	4,607,726

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(606,417)
Forward foreign currency exchange contracts	19,557
Foreign currency transactions	(425)
Net realized loss	(587,285)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(262,503)
Investments in affiliated issuers	(17,267)
Forward foreign currency exchange contracts	15,499
Foreign currency translations	(2,435)
Net change in unrealized appreciation (depreciation)	(266,706)
Net realized and unrealized loss	(853,991)
Net increase in net assets resulting from operations	$3,753,735

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 35

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,607,726	$4,458,367
Net realized loss on investments	(587,285)	(323,367)
Net change in unrealized appreciation (depreciation) on investments	(266,706)	1,575,433
Net increase in net assets resulting from operations	3,753,735	5,710,433

Distributions to shareholders	(4,453,819)	(1,925,766)

Capital share transactions:
Proceeds from sale of shares	14,719,689	50,185,730
Distributions reinvested	4,453,819	1,925,766
Cost of shares redeemed	(22,241,105)	(45,065,168)
Net increase (decrease) from capital share transactions	(3,067,597)	7,046,328
Net increase (decrease) in net assets	(3,767,681)	10,830,995

Net assets:
Beginning of year	59,169,813	48,338,818
End of year	$55,402,132	$59,169,813

Capital share activity:
Shares sold	578,601	2,041,325
Shares issued from reinvestment of distributions	184,271	79,184
Shares redeemed	(875,459)	(1,832,480)
Net increase (decrease) in shares	(112,587)	288,029

36 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Per Share Data
Net asset value, beginning of period	$25.34	$23.61	$24.40	$24.41	$25.96
Income (loss) from investment operations:
Net investment income (loss)[a]	2.04	1.99	.95	.58	.68
Net gain (loss) on investments (realized and unrealized)	(.39)	.61	(1.18)	.02	(.74)
Total from investment operations	1.65	2.60	(.23)	.60	(.06)
Less distributions from:
Net investment income	(2.07)	(.87)	(.56)	(.61)	(1.49)
Total distributions	(2.07)	(.87)	(.56)	(.61)	(1.49)
Net asset value, end of period	$24.92	$25.34	$23.61	$24.40	$24.41

Total Return[b]	6.83%	11.12%	(0.85%)	2.50%	0.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,402	$59,170	$48,339	$50,768	$41,004
Ratios to average net assets:
Net investment income (loss)	8.08%	8.10%	4.01%	2.36%	2.81%
Total expenses[c]	1.27%	1.25%	1.27%	1.34%	1.47%
Net expenses[d,e]	1.16%	1.16%	1.16%	1.17%	1.23%
Portfolio turnover rate	57%	66%	68%	56%	60%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
1.11%	1.13%	1.14%	1.14%	1.15%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 37

SCHEDULE OF INVESTMENTS	December 31, 2024
SERIES P (HIGH YIELD SERIES)

	Shares	Value
COMMON STOCKS† - 0.4%

Consumer, Non-cyclical - 0.3%
Endo, Inc.*	3,651	$89,449
MEDIQ, Inc.*,†††	92	—
Total Consumer, Non-cyclical		89,449

Communications - 0.1%
Xplore Inc.*,††	1,647	8,235

Energy - 0.0%
Legacy Reserves, Inc.†††	1,969	7,876
Permian Production Partners LLC*,†††	9,124	76
Total Energy		7,952

Industrial - 0.0%
YAK BLOCKER 2 LLC*,†††	914	1,478
YAK BLOCKER 2 LLC*,†††	844	1,367
BP Holdco LLC*,†††,1	523	634
Vector Phoenix Holdings, LP*,†††	523	11
Total Industrial		3,490

Financial - 0.0%
Endo Luxembourg Finance Co I SARL / Endo US, Inc.*,†††,2	225,000	23
Endo Luxembourg Finance Co I SARL / Endo US, Inc.*,†††,2	125,000	12
Total Financial		35

Total Common Stocks
(Cost $144,290)		109,161

PREFERRED STOCKS† - 1.0%
Financial - 1.0%
Citigroup, Inc.
7.63%††	125,000	130,229
American National Group, Inc.
8.37%	3,500	88,200
Goldman Sachs Group, Inc.
7.50%††	75,000	79,101
Total Financial		297,530

Industrial - 0.0%
U.S. Shipping Corp.*,†††	24,529	3
Total Preferred Stocks
(Cost $912,500)		297,533

MONEY MARKET FUND***,† - 2.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 4.33%[3]	705,362	705,362
Total Money Market Fund
(Cost $705,362)		705,362

	Face Amount~
CORPORATE BONDS†† - 83.9%
Consumer, Cyclical - 15.6%
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[4]	250,000	222,868
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[4]	200,000	205,626
Station Casinos LLC
4.63% due 12/01/31[4]	225,000	201,553
Wolverine World Wide, Inc.
4.00% due 08/15/29[4]	225,000	197,577
Boyd Gaming Corp.
4.75% due 12/01/27	200,000	193,359
Scotts Miracle-Gro Co.
4.38% due 02/01/32	200,000	174,620
Hilton Domestic Operating Company, Inc.
5.88% due 03/15/33[4]	100,000	98,397
6.13% due 04/01/32[4]	75,000	74,795
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.38% due 04/01/26[4]	175,000	173,160
Air Canada
3.88% due 08/15/26[4]	175,000	170,032
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[4]	175,000	167,463
Crocs, Inc.
4.25% due 03/15/29[4]	175,000	161,771
Ritchie Bros Holdings, Inc.
7.75% due 03/15/31[4]	150,000	156,861
Ontario Gaming GTA Limited Partnership/OTG Company-Issuer, Inc.
8.00% due 08/01/30[4]	150,000	154,198
Life Time, Inc.
6.00% due 11/15/31[4]	150,000	148,501
Caesars Entertainment, Inc.
6.00% due 10/15/32[4]	75,000	72,313
8.13% due 07/01/27[4]	50,000	50,500
6.50% due 02/15/32[4]	25,000	25,113
Hanesbrands, Inc.
4.88% due 05/15/26[4]	150,000	147,671
United Airlines, Inc.
4.38% due 04/15/26[4]	150,000	147,489
Wabash National Corp.
4.50% due 10/15/28[4]	150,000	136,971
Velocity Vehicle Group LLC
8.00% due 06/01/29[4]	125,000	129,988
Clarios Global Limited Partnership / Clarios US Finance Co.
8.50% due 05/15/27[4]	75,000	75,114
6.75% due 05/15/28[4]	50,000	50,914
ONE Hotels GmbH
7.75% due 04/02/31[4]	EUR 100,000	111,411
AccorInvest Group S.A.
6.38% due 10/15/29[4]	EUR 100,000	108,995

38 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Amer Sports Co.
6.75% due 02/16/31[4]	100,000	$101,313
Vail Resorts, Inc.
6.50% due 05/15/32[4]	100,000	101,122
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
6.25% due 03/15/33[4]	100,000	98,249
Newell Brands, Inc.
5.70% due 04/01/26	94,000	93,960
Penn Entertainment, Inc.
4.13% due 07/01/29[4]	100,000	89,670
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[4]	100,000	89,434
Park River Holdings, Inc.
5.63% due 02/01/29[4]	100,000	86,286
JB Poindexter & Company, Inc.
8.75% due 12/15/31[4]	75,000	78,947
Michaels Companies, Inc.
5.25% due 05/01/28[4]	100,000	75,501
Asbury Automotive Group, Inc.
5.00% due 02/15/32[4]	75,000	68,416
Tempur Sealy International, Inc.
3.88% due 10/15/31[4]	75,000	65,433
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[4]	61,000	64,139
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[4]	59,000	54,674
Advance Auto Parts, Inc.
5.90% due 03/09/26	50,000	50,347
Superior Plus, LP
4.25% due 05/18/28[4]	CAD 75,000	49,410
Papa John’s International, Inc.
3.88% due 09/15/29[4]	50,000	44,793
Sabre GLBL, Inc.
7.38% due 09/01/25[2]	35,000	34,300
9.25% due 04/15/25[2]	7,000	6,930
Total Consumer, Cyclical		4,810,184

Industrial - 14.0%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[4]	200,000	204,528
5.25% due 07/15/28[4]	150,000	144,905
GrafTech Finance, Inc.
4.63% due 12/23/29[4]	430,000	346,365
Enviri Corp.
5.75% due 07/31/27[4]	325,000	309,185
Trinity Industries, Inc.
7.75% due 07/15/28[4]	275,000	285,376
Mauser Packaging Solutions Holding Co.
7.88% due 04/15/27[4]	175,000	178,537
9.25% due 04/15/27[4]	100,000	101,170
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[4]	275,000	255,080
TransDigm, Inc.
6.88% due 12/15/30[4]	175,000	177,603
6.00% due 01/15/33[4]	50,000	49,003
Builders FirstSource, Inc.
6.38% due 06/15/32[4]	125,000	124,274
6.38% due 03/01/34[4]	45,000	44,412
4.25% due 02/01/32[4]	25,000	22,078
EnerSys
6.63% due 01/15/32[4]	175,000	175,883
Clean Harbors, Inc.
6.38% due 02/01/31[4]	150,000	151,017
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[4]	150,000	149,914
Techem Verwaltungsgesellschaft
5.38% due 07/15/29	EUR 125,000	133,647
Advanced Drainage Systems, Inc.
6.38% due 06/15/30[4]	125,000	125,011
Artera Services LLC
8.50% due 02/15/31[4]	125,000	120,484
Hillenbrand, Inc.
6.25% due 02/15/29	75,000	74,951
3.75% due 03/01/31	50,000	43,705
Clearwater Paper Corp.
4.75% due 08/15/28[4]	125,000	118,047
Nidda Healthcare Holding
5.63% due 02/21/30	EUR 100,000	106,975
Summit Materials LLC / Summit Materials Finance Corp.
7.25% due 01/15/31[4]	100,000	106,109
Sealed Air Corporation/Sealed Air Corp US
7.25% due 02/15/31[4]	100,000	103,080
EMRLD Borrower Limited Partnership / Emerald Company-Issuer, Inc.
6.63% due 12/15/30[4]	100,000	100,133
Amsted Industries, Inc.
4.63% due 05/15/30[4]	75,000	70,546
5.63% due 07/01/27[4]	25,000	24,759
Calderys Financing LLC
11.25% due 06/01/28[4]	75,000	80,280
Wrangler Holdco Corp.
6.63% due 04/01/32[4]	75,000	76,350
Standard Building Solutions, Inc.
6.50% due 08/15/32[4]	75,000	75,120
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[4]	75,000	70,843
Arcosa, Inc.
4.38% due 04/15/29[4]	75,000	69,884
AmeriTex HoldCo Intermediate LLC
10.25% due 10/15/28[4]	50,000	53,299
Miter Brands Acquisition Holdco Incorporated / MIWD Borrower LLC
6.75% due 04/01/32[4]	25,000	25,117
Total Industrial		4,297,670

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Consumer, Non-cyclical - 13.6%
CPI CG, Inc.
10.00% due 07/15/29[4]	275,000	$293,815
Boost Newco Borrower LLC
7.50% due 01/15/31[4]	200,000	209,672
Tenet Healthcare Corp.
6.13% due 06/15/30	125,000	124,015
6.75% due 05/15/31	75,000	75,768
Grifols S.A.
4.75% due 10/15/28[4]	200,000	183,786
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[4]	200,000	181,158
Bausch Health Companies, Inc.
4.88% due 06/01/28[4]	225,000	180,000
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.75% due 04/15/26[4]	180,000	179,899
TriNet Group, Inc.
7.13% due 08/15/31[4]	175,000	178,199
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[4]	200,000	177,358
HAH Group Holding Company LLC
9.75% due 10/01/31[4]	175,000	175,139
Carriage Services, Inc.
4.25% due 05/15/29[4]	175,000	159,336
Upbound Group, Inc.
6.38% due 02/15/29[4]	157,000	152,621
Darling Ingredients, Inc.
6.00% due 06/15/30[4]	150,000	147,972
Albertsons Companies Incorporated / Safeway Inc / New Albertsons Limited Partnership / Albertsons LLC
3.25% due 03/15/26[4]	150,000	146,337
Post Holdings, Inc.
5.50% due 12/15/29[4]	75,000	72,571
4.63% due 04/15/30[4]	75,000	69,169
Service Corporation International
3.38% due 08/15/30	100,000	87,500
5.75% due 10/15/32	50,000	48,499
US Foods, Inc.
7.25% due 01/15/32[4]	125,000	129,364
Williams Scotsman, Inc.
7.38% due 10/01/31[4]	125,000	128,621
BCP V Modular Services Finance II plc
4.75% due 10/30/28[4]	EUR 125,000	126,943
Castor S.p.A.
8.14% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,4	EUR 125,000	125,860
Performance Food Group, Inc.
6.13% due 09/15/32[4]	125,000	124,994
AMN Healthcare, Inc.
4.63% due 10/01/27[4]	125,000	118,758
Sammontana Italia S.p.A.
6.97% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 10/15/31◊	EUR 100,000	104,134
Medline Borrower, LP
5.25% due 10/01/29[4]	100,000	96,506
DaVita, Inc.
4.63% due 06/01/30[4]	100,000	91,932
Brink’s Co.
6.75% due 06/15/32[4]	75,000	75,551
Central Garden & Pet Co.
4.13% due 04/30/31[4]	75,000	66,322
Graham Holdings Co.
5.75% due 06/01/26[4]	50,000	49,783
WW International, Inc.
4.50% due 04/15/29[4]	205,000	40,917
Molina Healthcare, Inc.
6.25% due 01/15/33[4]	25,000	24,709
Perrigo Finance Unlimited Co.
6.13% due 09/30/32	25,000	24,446
Total Consumer, Non-cyclical		4,171,654

Financial - 11.2%
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
6.50% due 10/01/31[4]	175,000	173,272
7.00% due 01/15/31[4]	75,000	75,293
Jones Deslauriers Insurance Management, Inc.
10.50% due 12/15/30[4]	225,000	243,253
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4]	250,000	234,509
Ardonagh Finco Ltd.
7.75% due 02/15/31[4]	200,000	205,960
Hunt Companies, Inc.
5.25% due 04/15/29[4]	200,000	189,570
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31[4]	75,000	77,075
6.13% due 11/01/32[4]	50,000	49,535
4.50% due 11/15/29[4]	50,000	46,822
United Wholesale Mortgage LLC
5.75% due 06/15/27[4]	125,000	123,469
5.50% due 04/15/29[4]	50,000	48,163
Starwood Property Trust, Inc.
4.38% due 01/15/27[4]	85,000	82,182
7.25% due 04/01/29[4]	75,000	76,935
OneMain Finance Corp.
3.88% due 09/15/28	100,000	92,154
4.00% due 09/15/30	75,000	66,657
Assurant, Inc.
7.00% due 03/27/48[5]	150,000	152,465
Focus Financial Partners LLC
6.75% due 09/15/31[4]	150,000	149,404
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[4]	170,000	148,121
VFH Parent LLC / Valor Company-Issuer, Inc.
7.50% due 06/15/31[4]	125,000	128,569
Iron Mountain, Inc.
5.63% due 07/15/32[4]	125,000	119,408
SLM Corp.
3.13% due 11/02/26	125,000	119,241

40 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Aretec Group, Inc.
10.00% due 08/15/30[4]	100,000	$109,214
PennyMac Financial Services, Inc.
7.88% due 12/15/29[4]	100,000	104,770
UWM Holdings LLC
6.63% due 02/01/30[4]	100,000	99,382
AmWINS Group, Inc.
4.88% due 06/30/29[4]	100,000	93,900
Kennedy-Wilson, Inc.
4.75% due 03/01/29	100,000	90,329
Hightower Holding LLC
9.13% due 01/31/30[4]	75,000	78,994
Ryan Specialty LLC
5.88% due 08/01/32[4]	75,000	74,208
HUB International Ltd.
5.63% due 12/01/29[4]	50,000	48,498
7.38% due 01/31/32[4]	25,000	25,391
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4]	100,000	61,706
USI, Inc.
7.50% due 01/15/32[4]	50,000	51,710
Total Financial		3,440,159

Communications - 10.6%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32	225,000	193,537
4.50% due 06/01/33[4]	125,000	105,173
6.38% due 09/01/29[4]	100,000	99,145
4.25% due 01/15/34[4]	100,000	81,129
Vmed O2 UK Financing I plc
7.75% due 04/15/32[4]	200,000	201,573
4.25% due 01/31/31[4]	200,000	170,679
CSC Holdings LLC
4.13% due 12/01/30[4]	200,000	143,673
4.63% due 12/01/30[4]	200,000	104,491
3.38% due 02/15/31[4]	75,000	52,606
Altice France S.A.
5.50% due 10/15/29[4]	225,000	168,531
5.13% due 07/15/29[4]	175,000	131,051
Level 3 Financing, Inc.
3.88% due 10/15/30[4]	175,000	139,668
11.00% due 11/15/29[4]	99,190	111,581
McGraw-Hill Education, Inc.
5.75% due 08/01/28[4]	125,000	122,045
8.00% due 08/01/29[4]	100,000	100,008
7.38% due 09/01/31[4]	25,000	25,584
AMC Networks, Inc.
4.25% due 02/15/29	300,000	235,491
Cogent Communications Group Incorporated / Cogent Communications Finance, Inc.
7.00% due 06/15/27[4]	225,000	225,073
Sirius XM Radio LLC
3.88% due 09/01/31[4]	125,000	104,597
4.13% due 07/01/30[4]	100,000	87,275
Sunrise FinCo I B.V.
4.88% due 07/15/31[4]	200,000	181,412
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[4]	200,000	180,960
Match Group Holdings II LLC
3.63% due 10/01/31[4]	150,000	128,003
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[4]	100,000	92,988
7.38% due 02/15/31[4]	25,000	26,131
Cable One, Inc.
4.00% due 11/15/30[4]	75,000	62,668
Total Communications		3,275,072

Energy - 7.4%
ITT Holdings LLC
6.50% due 08/01/29[4]	325,000	297,518
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	250,000	248,515
Buckeye Partners, LP
3.95% due 12/01/26	175,000	168,431
6.88% due 07/01/29[4]	75,000	75,909
CVR Energy, Inc.
5.75% due 02/15/28[4]	182,000	167,708
8.50% due 01/15/29[4]	75,000	71,939
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	125,000	125,429
8.25% due 01/15/32[4]	100,000	102,813
Parkland Corp.
4.50% due 10/01/29[4]	125,000	115,936
4.63% due 05/01/30[4]	75,000	68,843
Venture Global LNG, Inc.
9.50% due 02/01/29[4]	75,000	82,895
7.00% due 01/15/30[4]	75,000	76,123
Venture Global Calcasieu Pass LLC
6.25% due 01/15/30[4]	150,000	151,400
NuStar Logistics, LP
5.63% due 04/28/27	125,000	124,090
Viper Energy, Inc.
7.38% due 11/01/31[4]	100,000	104,694
Sunoco Limited Partnership / Sunoco Finance Corp.
6.00% due 04/15/27	100,000	99,802
Sunoco, LP
7.25% due 05/01/32[4]	75,000	77,473
Kinetik Holdings, LP
5.88% due 06/15/30[4]	75,000	73,823
Expand Energy Corp.
5.38% due 02/01/29	50,000	49,253
Total Energy		2,282,594

Basic Materials - 7.0%
Carpenter Technology Corp.
7.63% due 03/15/30	125,000	128,016

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
6.38% due 07/15/28	100,000	$100,015
Ingevity Corp.
3.88% due 11/01/28[4]	225,000	205,707
INEOS Finance plc
6.75% due 05/15/28[4]	200,000	201,983
Alcoa Nederland Holding B.V.
6.13% due 05/15/28[4]	200,000	199,824
Compass Minerals International, Inc.
6.75% due 12/01/27[4]	200,000	196,980
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[4]	200,000	195,882
Novelis Corp.
4.75% due 01/30/30[4]	200,000	184,605
Kaiser Aluminum Corp.
4.63% due 03/01/28[4]	110,000	103,425
4.50% due 06/01/31[4]	75,000	66,113
Minerals Technologies, Inc.
5.00% due 07/01/28[4]	175,000	168,437
SK Invictus Intermediate II SARL
5.00% due 10/30/29[4]	125,000	116,456
Arsenal AIC Parent LLC
8.00% due 10/01/30[4]	100,000	103,480
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[4]	100,000	101,254
WR Grace Holdings LLC
4.88% due 06/15/27[4]	75,000	72,679
Mirabela Nickel Ltd.
due 06/24/19†††,2,6	390,085	1,950
Total Basic Materials		2,146,806

Technology - 3.1%
Dye & Durham Ltd.
8.63% due 04/15/29[4]	200,000	209,753
Capstone Borrower, Inc.
8.00% due 06/15/30[4]	150,000	155,266
ACI Worldwide, Inc.
5.75% due 08/15/26[4]	150,000	149,730
TeamSystem S.p.A.
6.68% due 07/31/31	EUR 100,000	104,134
SS&C Technologies, Inc.
5.50% due 09/30/27[4]	100,000	99,041
Cloud Software Group, Inc.
6.50% due 03/31/29[4]	100,000	98,154
Central Parent Incorporated / CDK Global, Inc.
7.25% due 06/15/29[4]	75,000	74,114
NCR Voyix Corp.
5.13% due 04/15/29[4]	59,000	56,449
Amentum Holdings, Inc.
7.25% due 08/01/32[4]	25,000	25,189
Total Technology		971,830

Utilities - 1.4%
Terraform Global Operating, LP
6.13% due 03/01/26[4]	420,000	418,908
Total Corporate Bonds
(Cost $27,106,227)		25,814,877
SENIOR FLOATING RATE INTERESTS††,◊ - 12.1%
Consumer, Cyclical - 3.6%
PetSmart LLC
8.21% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 02/11/28	145,125	144,399
CCRR Parent, Inc.
9.03% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/06/28	245,841	142,177
Crash Champions Inc.
9.27% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 02/23/29	149,803	141,517
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
9.67% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/03/25	181,141	123,047
Truck Hero, Inc.
7.97% (1 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 01/31/28	99,483	96,302
AmSpec Parent LLC
due 12/11/31	91,388	91,845
American Tire Distributors, Inc.
11.86% (3 Month Term SOFR + 6.51%, Rate Floor: 7.26%) due 10/20/28†††	170,625	76,781
13.84% (1 Month Term SOFR + 1.50%, Rate Floor: 5.84%) (in-kind rate was 8.00%) due 02/24/25†††,7	54,547	55,093
11.43% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/22/26†††	13,631	12,677
10.82% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/22/26†††	6,815	6,338
TransNetwork LLC
9.08% (3 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 12/30/30†††	49,874	50,124
Rent-A-Center, Inc.
7.34% (3 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 02/17/28†††	45,743	45,744
Galaxy US Opco, Inc.
9.34% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 04/29/29	49,746	44,025
First Brands Group LLC
9.85% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	45,214	42,247
Holding Socotec SAS
due 06/02/28	25,000	25,063
WW International, Inc.
7.97% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 04/13/28	45,000	9,720
Total Consumer, Cyclical		1,107,099

Industrial - 2.6%
Arcline FM Holdings, LLC
9.31% ((3 Month Term SOFR + 4.50%) and (6 Month Term SOFR + 4.50%), Rate Floor: 5.25%) due 06/23/28	169,762	170,587
Dispatch Terra Acquisition LLC
8.73% (3 Month Term SOFR + 4.40%, Rate Floor: 5.15%) due 03/27/28	144,871	137,747

42 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Michael Baker International LLC
9.11% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 12/01/28	97,883	$98,190
Pelican Products, Inc.
8.84% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 12/29/28	88,578	79,366
Hobbs & Associates LLC
7.61% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/23/31	68,182	68,459
7.65% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/23/31	6,818	6,846
Engineering Research And Consulting LLC
9.51% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/29/31†††	75,000	74,250
Aegion Corp.
8.11% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 05/17/28	72,624	73,060
Cognita Ltd.
8.82% (1 Month SOFR + 4.00%, Rate Floor: 4.50%) due 10/27/31†††	50,000	50,500
STS Operating, Inc.
8.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 03/25/31	49,625	49,724
Total Industrial		808,729

Consumer, Non-cyclical - 2.3%
Outcomes Group Holdings, Inc.
7.61% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 05/06/31	99,501	100,446
PlayCore
9.09% (3 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 02/20/30	99,312	100,150
Gibson Brands, Inc.
10.58% (6 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/11/28	94,575	93,471
National Mentor Holdings, Inc.
8.20% ((1 Month Term SOFR + 3.75%) and (3 Month Term SOFR + 3.75%), Rate Floor: 4.50%) due 03/02/28	91,989	91,031
IVI America LLC
8.83% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/09/31	69,650	70,085
Women’s Care Holdings, Inc.
9.19% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/15/28	61,742	58,655
Blue Ribbon LLC
10.85% (3 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28	83,750	56,113
Balrog Acquisition, Inc.
9.28% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 09/05/28†††	49,250	49,373
TGP Holdings LLC
7.71% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 06/29/28	48,496	47,157
Midwest Physician Administrative Services
7.59% (3 Month Term SOFR + 3.00%, Rate Floor: 3.75%) due 03/12/28	49,742	46,938
Total Consumer, Non-cyclical		713,419

Technology - 1.7%
Pushpay USA, Inc.
8.83% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/15/31†††	100,000	100,500
Blackhawk Network Holdings, Inc.
9.36% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/12/29	74,625	75,451
Cloud Software Group, Inc.
7.83% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 03/29/29	73,269	73,427
Modena Buyer LLC
8.86% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 07/01/31	75,000	72,428
DS Admiral Bidco LLC
8.61% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 06/26/31	74,813	72,381
Planview Parent, Inc.
8.10% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/17/27	54,725	55,159
Atlas CC Acquisition Corp.
9.03% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 05/25/28	72,375	48,347
Leia Finco US LLC
7.89% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/09/31	35,000	34,940
Total Technology		532,633

Basic Materials - 1.2%
GrafTech Finance, Inc.
due 11/04/29	135,903	135,903
Discovery Purchaser Corp.
8.95% (3 Month Term SOFR + 4.36%, Rate Floor: 4.86%) due 10/04/29	124,688	125,249
NIC Acquisition Corp.
8.34% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 12/29/27	87,154	77,748
TPC Group, Inc.
10.11% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 11/22/31	25,000	24,844
Total Basic Materials		363,744

Financial - 0.6%
Asurion LLC
8.71% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/19/28	79,394	79,394
Franchise Group, Inc.
10.39% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 03/10/26	103,459	59,230
Franchise Group, Inc.
13.60% (1 Month Term SOFR + 9.00%, Rate Floor: 10.00%) due 04/30/25†††	26,122	26,122
Total Financial		164,746

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Communications - 0.1%
Xplore, Inc.
6.00% (1 Month Term SOFR + 1.50%, Rate Floor: 1.50%) due 10/24/31	29,232	$23,678
9.47% (1 Month Term SOFR + 1.50%, Rate Floor: 5.97%) (in-kind rate was 3.50%) due 10/23/29[7]	8,158	8,015
Total Communications		31,693

Energy - 0.0%
Permian Production Partners LLC
12.47% (1 Month Term SOFR + 6.00%, Rate Floor: 10.47%) (in-kind rate was 2.00%) due 11/24/25[7]	11,198	11,086
Total Senior Floating Rate Interests
(Cost $4,063,994)		3,733,149

Total Investments - 99.7%
(Cost $32,932,373)		$30,660,082
Other Assets & Liabilities, net - 0.3%		92,531
Total Net Assets - 100.0%		$30,752,613

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Barclays Bank plc	EUR	Sell	904,000	948,958 USD	01/17/25	$11,719
Barclays Bank plc	CAD	Sell	71,000	50,033 USD	01/17/25	608
						$12,327

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
***	A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $43,215 (cost $398,223), or 0.1% of total net assets — See Note 9.

[3]	Rate indicated is the 7-day yield as of December 31, 2024.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $22,322,947 (cost $23,200,940), or 72.6% of total net assets.

[5]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[6]	Security is in default of interest and/or principal obligations.
[7]	Payment-in-kind security.
CAD — Canadian Dollar
EUR — Euro
EURIBOR — European Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

44 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2024
SERIES P (HIGH YIELD SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$89,449	$8,235	$11,477	$109,161
Preferred Stocks	88,200	209,330	3	297,533
Money Market Fund	705,362	—	—	705,362
Corporate Bonds	—	25,812,927	1,950	25,814,877
Senior Floating Rate Interests	—	3,185,647	547,502	3,733,149
Forward Foreign Currency Exchange Contracts**	—	12,327	—	12,327
Total Assets	$883,011	$29,228,466	$560,932	$30,672,409

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 8)	$—	$—	$3,691	$3,691

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$8,521	Enterprise Value	Valuation Multiple	2.6x-8.8x	3.9x
Common Stocks	2,956	Model Price	Liquidation Value	—	—
Corporate Bonds	1,950	Third Party Pricing	Trade Price	—	—
Preferred Stocks	3	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	528,487	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	19,015	Third Party Pricing	Trade Price	—	—
Total Assets	$560,932
Liabilities:
Unfunded Loan Commitments	$3,691	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended December 31, 2024, the Fund had securities with a total value of $172,649 transfer into Level 3 from Level 2 due to a lack of observable inputs and and did not have any securities to transfer out of Level 3 into Level 2.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2024
SERIES P (HIGH YIELD SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2024:

	Assets					Liabilities
	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$2,790	$520,596	$16,797	$14,565	$554,748	$—
Purchases/(Receipts)	—	314,755	2,090	—	316,845	(4,083)
(Sales, maturities and paydowns)/Fundings	(1,679)	(394,643)	(155)	(31,944)	(428,421)	2,968
Amortization of premiums/discounts	—	6,800	—	—	6,800	2,134
Corporate actions	—	(72,579)	—	—	(72,579)	—
Total realized gains (losses) included in earnings	(164,711)	(27,129)	—	(101,482)	(293,322)	(1,090)
Total change in unrealized appreciation (depreciation) included in earnings	165,550	27,053	(7,255)	118,864	304,212	(3,620)
Transfers into Level 3	—	172,649	—	—	172,649	—
Transfers out of Level 3	—	—	—	—	—	—
Ending Balance	$1,950	$547,502	$11,477	$3	$560,932	$(3,691)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2024	$—	$7,935	$(7,252)	$—	$683	$(3,620)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated person, as defined in the Investment Company Act of 1940 (“affiliated issuer”).

Transactions during the year ended December 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/24	Shares 12/31/24
Common Stocks
BP Holdco LLC *	$634	$—	$—	$—	$—	$634	523

*	Non-income producing security.

46 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $32,932,188)	$30,659,448
Investments in affiliated issuers, at value (cost $185)	634
Foreign currency, at value (cost 2,543)	2,512
Cash	6,932
Unrealized appreciation on forward foreign currency exchange contracts	12,327
Prepaid expenses	2,512
Receivables:
Interest	471,334
Fund shares sold	635
Securities sold	372
Foreign tax reclaims	366
Total assets	31,157,072

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $70)	3,691
Payable for:
Securities purchased	332,970
Professional fees	37,099
Distribution and service fees	6,361
Fund shares redeemed	3,680
Transfer agent/maintenance fees	2,407
Fund accounting and administration fees	1,800
Trustees’ fees*	1,739
Management fees	762
Miscellaneous	13,950
Total liabilities	404,459
Net assets	$30,752,613

Net assets consist of:
Paid in capital	$40,862,017
Total distributable earnings (loss)	(10,109,404)
Net assets	$30,752,613
Capital shares outstanding	1,238,618
Net asset value per share	$24.83

STATEMENT OF OPERATIONS
Year Ended December 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers	$33,554
Interest from securities of unaffiliated issuers	2,293,600
Total investment income	2,327,154

Expenses:
Management fees	192,974
Distribution and service fees	80,406
Transfer agent/maintenance fees	25,511
Professional fees	55,657
Fund accounting and administration fees	21,172
Trustees’ fees*	15,268
Custodian fees	13,278
Interest expense	4,753
Line of credit fees	1,744
Miscellaneous	14,340
Total expenses	425,103
Less:
Expenses reimbursed by Adviser	(6,357)
Expenses waived by Adviser	(77,204)
Earning credits applied	(718)
Total waived/reimbursed expenses	(84,279)
Net expenses	340,824
Net investment income	1,986,330

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(516,269)
Forward foreign currency exchange contracts	41,679
Foreign currency transactions	6,491
Net realized loss	(468,099)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	848,327
Forward foreign currency exchange contracts	23,475
Foreign currency translations	(322)
Net change in unrealized appreciation (depreciation)	871,480
Net realized and unrealized gain	403,381
Net increase in net assets resulting from operations	$2,389,711

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 47

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,986,330	$1,936,311
Net realized loss on investments	(468,099)	(532,773)
Net change in unrealized appreciation (depreciation) on investments	871,480	2,236,322
Net increase in net assets resulting from operations	2,389,711	3,639,860

Distributions to shareholders	(1,935,296)	(1,782,949)

Capital share transactions:
Proceeds from sale of shares	4,347,900	22,499,533
Distributions reinvested	1,935,296	1,782,949
Cost of shares redeemed	(9,170,777)	(25,271,728)
Net decrease from capital share transactions	(2,887,581)	(989,246)
Net increase (decrease) in net assets	(2,433,166)	867,665

Net assets:
Beginning of year	33,185,779	32,318,114
End of year	$30,752,613	$33,185,779

Capital share activity:
Shares sold	176,348	952,750
Shares issued from reinvestment of distributions	80,671	76,951
Shares redeemed	(371,486)	(1,069,069)
Net decrease in shares	(114,467)	(39,368)

48 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Per Share Data
Net asset value, beginning of period	$24.53	$23.21	$27.55	$27.49	$28.39
Income (loss) from investment operations:
Net investment income (loss)[a]	1.53	1.47	1.28	1.30	1.37
Net gain (loss) on investments (realized and unrealized)	.30	1.25	(3.95)	.18	(.21)
Total from investment operations	1.83	2.72	(2.67)	1.48	1.16
Less distributions from:
Net investment income	(1.53)	(1.40)	(1.67)	(1.42)	(2.06)
Total distributions	(1.53)	(1.40)	(1.67)	(1.42)	(2.06)
Net asset value, end of period	$24.83	$24.53	$23.21	$27.55	$27.49

Total Return[b]	7.63%	12.02%	(9.70%)	5.41%	4.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,753	$33,186	$32,318	$44,592	$45,153
Ratios to average net assets:
Net investment income (loss)	6.18%	6.23%	5.19%	4.70%	5.13%
Total expenses[c]	1.32%	1.34%	1.28%	1.28%	1.38%
Net expenses[d,e]	1.06%	1.08%	1.07%	1.08%	1.12%
Portfolio turnover rate	44%	39%	33%	76%	84%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
1.04%	1.05%	1.05%	1.06%	1.07%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company. The Trust consists of multiple series. Each series represents a separate fund (each, a “Fund” and collectively, the “Funds”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2024, the Trust consisted of three Funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following Funds:

Fund Name	Investment Company Type
Series E (Total Return Bond Series)	Diversified
Series F (Floating Rate Strategies Series)	Diversified
Series P (High Yield Series)	Diversified

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services to the Funds. Prior to November 29, 2024, Security Investors, LLC (“SI”) provided advisory services to Series E (Total Return Bond Series) and Series P (High Yield Series). In connection with an internal realignment of Guggenheim Investment’s lines of business, effective on November 29, 2024, GPIM replaced SI as a party to the investment advisory agreements between SI and the Trust with respect to Series E (Total Return Bond Series) and Series P (High Yield Series). Guggenheim Funds Distributors, LLC (“GFD”) serves as the distributor for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “ Fund Valuation Procedures”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the valuation designee to perform fair valuation determinations for each Fund with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (“Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Funds’ securities and/or other assets. The Valuation Procedures may be amended and potentially adversely affected as the Funds seek to comply with regulations that apply to the valuation practices of registered investment companies.

Valuations of the Funds’ securities and other assets are supplied primarily by independent third-party pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the independent third-party pricing services. If the independent third-party pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

In general, portfolio securities and assets of a Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or deemed unreliable by the Adviser, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations

50 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset.

U.S. Government securities are valued by independent third-party pricing services, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using independent third-party pricing services.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third-party pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. ETFs and listed closed-end investment companies are generally valued at the last quoted sale price.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Interest rate swap agreements entered into by a Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by a Fund are generally valued using an evaluated price provided by an independent third-party pricing service.

Typically, loans are valued using information provided by independent third-party pricing services that uses broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser. Funds that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued by the Adviser.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange

THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a third-party pricing vendor in valuing foreign securities.

A Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third-party pricing services as of a time that is prior to the time when the Funds determine their NAV. There can be no assurance in each case that significant events will be identified.

Valuations of the Funds’ securities and other assets are supplied primarily by independent third-party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by the independent third-party pricing services are generally based on methods designed to approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Funds, independent third-party pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face the same challenges as the Funds in valuing securities and assets and may rely on limited available information. If the independent third-party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Adviser. A Fund may also use third-party service providers to model certain securities to determine fair market value. While a Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, a Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value a Fund’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, a Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Funds’ Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Funds’ Statements of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and,

52 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(f) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation.

Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

(i) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2024, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Funds’ Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Funds’ Statements of Operations at the end of the commitment period.

(l) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(m) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

54 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Funds’ Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended December 31, 2024, are disclosed in the Funds’ Statements of Operations.

(o) Cash

The Funds may leave cash overnight in their cash account with their custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 4.33% at December 31, 2024.

(p) Indemnifications

Under the Trust’s organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(q) Special Purpose Acquisition Companies

The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Funds invest will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategies, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

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NOTES TO FINANCIAL STATEMENTS (continued)

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

If a Fund’s investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause an investment in the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Series E (Total Return Bond Series)	Duration, Hedge	$10,213,204	$3,166,875

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Series E	Duration, Hedge	$5,504,871	$1,846,994

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series E (Total Return Bond Series)	Duration, Hedge	$9,486,400	$—

56 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

Fund	Use	Long	Short
Series E (Total Return Bond Series)	Hedge, Index Exposure	$63,846	$35,670

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Series E (Total Return Bond Series)	Duration, Income	$46,916,000	$—

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

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NOTES TO FINANCIAL STATEMENTS (continued)

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Series E (Total Return Bond Series)	Hedge	$—	$2,609,454

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
Series E (Total Return Bond Series)	Hedge	$45,040	$214,784
Series F (Floating Rate Strategies Series)	Hedge	3,335	442,676
Series P (High Yield Series)	Hedge	—	659,381

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit/Equity/Interest rate swap agreements	Unamortized upfront premiums paid on interest rate swap agreements Unrealized appreciation on OTC swap agreements Variation margin on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements Variation margin on credit default swap agreements Variation margin on interest rate swap agreements
Interest rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value

58 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2024:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total Value at December 31, 2024
Series E (Total Return Bond Series)	$180,370	$3,316	$2,553	$93,064	$56,444	$—	$335,747
Series F (Floating Rate Strategies Series)	—	—	5,211	—	—	—	5,211
Series P (High Yield Series)	—	—	12,327	—	—	—	12,327

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total Value at December 31, 2024
Series E (Total Return Bond Series)	$840,933	$4,600	$609	$—	$—	$53,807	$899,949

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency/Equity/Interest rate futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest rate option contracts

Net realized gain (loss) on options purchased

Net change in unrealized appreciation (depreciation) on options purchased

Net realized gain (loss) on options written

Net change in unrealized appreciation (depreciation) on options written

Credit/Equity/Interest rate swap agreements	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended December 31, 2024:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Options Purchased Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
Series E (Total Return Bond Series)	$(2,245)	$17,393	$(246,557)	$(143,573)	$(2,442)	$—	$69,088	$(85,358)	$(393,694)
Series F (Floating Rate Strategies Series)	—	—	—	—	19,557	—	—	—	19,557
Series P ( High Yield Series)	—	—	—	—	41,679	—	—	—	41,679

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Options Purchased Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
Series E (Total Return Bond Series)	$(109,629)	$(1,512,447)	$93,238	$7,524	$12,259	$16,127	$11,825	$(1,481,103)
Series F (Floating Rate Strategies Series)	—	—	—	15,499	—	—	—	15,499
Series P ( High Yield Series)	—	—	—	23,475	—	—	—	23,475

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs

60 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Series E (Total Return Bond Series)	Options Purchased	$149,508	$—	$149,508	$(53,807)	$—	$95,701
	Forward foreign currency exchange contracts	2,553	—	2,553	(472)	—	2,081
	Credit default swap agreements	3,316	—	3,316	—	—	3,316
Series F (Floating rate Strategies Series)	Forward foreign currency exchange contracts	5,211	—	5,211	—	—	5,211
Series P (High Yield Series)	Forward foreign currency exchange contracts	12,327	—	12,327	—	—	12,327

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series E (Total Return Bond Series)	Options Written	$53,807	$—	$53,807	$(53,807)	$—	$—
	Forward foreign currency exchange contracts	609	—	609	(472)	—	137

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2024.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Series E (Total Return Bond Series)	BofA Securities, Inc.	Credit default swap agreements	$95,603	$—
	BofA Securities, Inc.	Interest rate swap agreements	14,402	—
			110,005	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

62 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Independent third-party pricing services are used to value a majority of the Funds’ investments. When values are not available from an independent third-party pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a independent third-party pricing services based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees on a monthly basis calculated daily at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series E (Total Return Bond Series)	0.39%
Series F (Floating Rate Strategies Series)	0.65%[1]
Series P (High Yield Series)	0.60%

[1]	The Series F management fee is subject to a 0.05% reduction on assets over $5 billion.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a separate Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/26
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/26
Series P (High Yield Series)	1.07%	10/20/14	05/01/26

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At December 31, 2024, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended December 31, are presented in the following table:

Fund	2025	2026	2027	Total
Series E (Total Return Bond Series)	$23,524	$21,638	$11,177	$56,339
Series F (Floating Rate Strategies Series)	45,284	36,293	39,301	120,878
Series P (High Yield Series)	69,351	72,179	73,307	214,837

For the year ended December 31, 2024, GI recouped amounts from the Funds as follows:

Series E (Total Return Bond Series)	$62,122

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2024, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Series E (Total Return Bond Series)	$25,423
Series F (Floating Rate Strategies Series)	6,269

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) serves as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) serves as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

64 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

The tax character of distributions paid during the year ended December 31, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series E (Total Return Bond Series)	$6,087,264	$—	$6,087,264
Series F (Floating Rate Strategies Series)	4,453,819	—	4,453,819
Series P (High Yield Series)	1,935,296	—	1,935,296

The tax character of distributions paid during the year ended December 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series E (Total Return Bond Series)	$5,275,065	$—	$5,275,065
Series F (Floating Rate Strategies Series)	1,925,766	—	1,925,766
Series P (High Yield Series)	1,782,949	—	1,782,949

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2024 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Series E (Total Return Bond Series)	$7,171,232	$—	$(11,205,591)	$(17,491,355)	$(21,525,714)
Series F (Floating Rate Strategies Series)	4,619,364	—	(1,099,610)	(5,098,786)	(1,579,032)
Series P (High Yield Series)	2,006,525	—	(2,301,186)	(9,814,743)	(10,109,404)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2024, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Series E (Total Return Bond Series)	$(5,274,590)	$(12,216,691)	$(17,491,281)
Series F (Floating Rate Strategies Series)	(660,612)	(4,438,174)	(5,098,786)
Series P (High Yield Series)	(38,985)	(9,775,758)	(9,814,743)

There were no capital loss carryforward amounts utilized during the year ended December 31, 2024.

THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in partnerships, CLO securities, and swap agreements, foreign currency gains and losses, losses deferred due to wash sales, income accruals on certain investments, and income recharacterization from certain investments. Additional differences may result from the tax treatment of bond premium/discount amortization, the “mark-to-market” of certain derivatives, and the deferral of losses related to tax straddle investments. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statements of Assets and Liabilities as of December 31, 2024 for permanent book/tax differences.

At December 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Series E (Total Return Bond Series)	$209,805,727	$932,606	$(12,140,200)	$(11,207,594)
Series F (Floating Rate Strategies Series)	57,546,284	408,987	(1,505,989)	(1,097,002)
Series P (High Yield Series)	32,957,422	372,575	(2,669,915)	(2,297,340)

Note 7 – Securities Transactions

For the year ended December 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$95,212,006	$54,511,781
Series F (Floating Rate Strategies Series)	32,317,284	34,964,251
Series P (High Yield Series)	13,635,340	15,653,279

For the year ended December 31, 2024, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$61,515,049	$83,813,462

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended December 31, 2024, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of December 31, 2024. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

66 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of December 31, 2024, were as follows:

Fund	Borrower	Maturity Date	Face Amount*	Value
Series E (Total Return Bond Series)
	Capstone Acquisition Holdings, Inc.	11/12/29	$12,076	$65
	Datix Bidco Ltd.	04/25/31	38,055	2,035
	Lightning A	03/01/37	55,085	—
	MB2 Dental Solutions LLC	02/13/31	45,246	941
	Thunderbird A	03/01/37	54,039	—
			$204,501	$3,041
Series F (Floating Rate Strategies Series)
	Alter Domus	05/14/31	$7,506	$—
	AmSpec Parent LLC	12/11/31	26,714	—
	Convergint	03/31/28	4,576	—
	Focus Financial Partners LLC	09/10/31	19,648	—
	Franchise Group, Inc.	04/30/25	18,390	—
	GrafTech Finance, Inc.	11/04/29	16,254	772
	Hanger, Inc.	10/23/31	13,688	—
			$106,776	$772
Series P (High Yield Series)
	AmSpec Parent LLC	12/11/31	$14,060	$—
	Franchise Group, Inc.	04/30/25	9,195	—
	GrafTech Finance, Inc.	11/04/29	77,659	3,691
			$100,914	$3,691

*	The face amount is denominated in U.S. dollars unless otherwise indicated.

Note 9– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)
	Copper River CLO Ltd.
	2007-1A INC, due 01/20/21[1]	05/09/14	$—	$60
	Nassau LLC
	2019-1 3.98% due 08/15/34	08/16/19	98,392	91,266
			$98,392	$91,326
Series P (High Yield Series)
	Endo Luxembourg Finance Co I SARL / Endo US, Inc.*	04/23/24	$1,343	$23
	Endo Luxembourg Finance Co I SARL / Endo US, Inc.*	04/23/24	746	12
	Mirabela Nickel Ltd.
	due 06/24/19[2]	12/31/13	353,909	1,950
	Sabre GLBL, Inc.
	7.38% due 09/01/25	04/27/22	35,142	34,300
	Sabre GLBL, Inc.
	9.25% due 04/15/25	01/05/22	7,083	6,930
			$398,223	$43,215

*	Non-income producing security.
[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]	Security is in default of interest and/or principal obligations.

THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 67

NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,165,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2024, at which time the line of credit was renewed as a 364-day committed, $1,115,000,000 line of credit. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Funds’ Statements of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended December 31, 2024.

Note 11 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended December 31, 2024, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at December 31, 2024	Average Balance Outstanding	Average Interest Rate
Series E (Total Return Bond Series)	187	$9,828,571	$7,037,711	5.12%
Series P (High Yield Series)	177	—	245,587	3.26%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series E (Total Return Bond Series)	Reverse repurchase agreements	$9,828,571	$—	$9,828,571	$(9,828,571)	$—	$—

As of December 30, 2024, the Series E (Total Return Bond Series) Fund had $9,828,571, in reverse repurchase agreements outstanding with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Fund	Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Series E (Total Return Bond Series)	Barclays Capital, Inc.	4.00%*	Open Maturity	$148,463
	BofA Securities, Inc.	4.55% - 4.88%*	Open Maturity	9,680,108

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at December 31, 2023.

68 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of period-end, aggregated by asset class of the related collateral pledged by the Funds:

Fund	Asset Type	Overnight and continuous	Total
Series E (Total Return Bond Series)	Corporate Bonds	$4,005,353	$4,005,353
	Federal Agency Notes	$5,823,218	$5,823,218
Gross amount of recognized liabilities for reverse repurchase agreements		$9,828,571	$9,828,571

Note 12 – Segment Reporting

In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial position or the results of their operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Officers of the Trust, subject to the oversight and supervision of the Board, serve as the CODM for the Funds.

Each of the Funds represents a single operating segment, as the CODM monitors the operating results of each Fund as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s investment objective which is executed by each Fund’s portfolio managers as a team. Each of the Funds uses a variety of investments to execute its investment strategy. Please refer to Note 1 – Organization and Significant Accounting Policies of these Notes to Financial Statements for additional details on the significant accounting policies and investment types used by the Funds. Please refer to each Fund’s Schedule of Investments for a breakdown of the types of investments from which each of the Funds generates its returns. Financial information in the form of total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks, among other metrics, and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on each Fund’s Statement of Assets and Liabilities as “total assets” and significant segment income, expenses, and gain(loss) are listed on each Fund’s Statement of Operations.

Note 13 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting (or perceived to affect) individual companies, or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, increased instability or general uncertainty, extreme weather, environmental or man-made disasters, or geological events, governmental actions, tariffs, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Variable Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Variable Funds Trust (the “Trust”) (comprising Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series) and Series P (High Yield Series), (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds constituting Guggenheim Variable Funds Trust at December 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, transfer agent, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2025

70 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2025, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2024.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2024, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Series E (Total Return Bond Series)	0.68%
Series P (High Yield Series)	0.52%

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 71

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Note: This is not applicable for any fund included in this document.

72 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

Item 9: Proxy Disclosures for Open-End Management Investment Companies

Note: This is not applicable for any fund included in this document.

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Item 10: Renumeration Paid to Directors, Officers, and others of Open-End Management Investment Companies

The remuneration paid to directors, officers, and others, if applicable, are included as part of the financial statements included under Item 7 of this Form.

74 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract

Board Considerations Regarding Approval of Investment Advisory Agreement

At a meeting held in person on November 20-21, 2024, the Board of Trustees of Guggenheim Variable Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved an amended and restated investment advisory agreement (the “GPIM Advisory Agreement”) with Guggenheim Partners Investment Management, LLC (“GPIM”) on behalf of the series of the Trust listed below (each a “Fund” and collectively, the “Funds”) for the purpose of transferring to GPIM the duties and responsibilities of Security Investors, LLC (“Security Investors”), as investment adviser to the Funds under the Funds’ current investment advisory agreement with Security Investors (the “SI Advisory Agreement”), for the remainder of the current term of the SI Advisory Agreement:

● Series E (Total Return Bond Series)	● Series P (High Yield Series)

GPIM and Security Investors are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” GPIM and Security Investors are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.

At a meeting held in person on August 20-21, 2024, Guggenheim had preliminary discussions with the Board regarding the proposed GPIM Advisory Agreement in connection with an internal realignment at Guggenheim to consolidate Guggenheim’s fixed-income registered funds under a single investment adviser, GPIM (the “Internal Realignment”). Following those preliminary discussions, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), on behalf of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, submitted formal requests for information to Guggenheim regarding the proposed GPIM Advisory Agreement and the Internal Realignment, and Guggenheim provided information and materials in response to those requests.

At a meeting held in person on November 20, 2024 (the “November Committee Meeting”), the Committee met separately from Guggenheim to consider the proposed GPIM Advisory Agreement. As part of its review process, the Committee was represented by Independent Legal Counsel, from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed GPIM Advisory Agreement and certain other related contractual arrangements. Counsel to the Trust (“Fund Counsel”) also provided a legal opinion to the Board, advising that the proposed GPIM Advisory Agreement and the Internal Realignment should not be deemed to constitute an “assignment” for purposes of the Investment Company Act of 1940, as amended, and should not require approval by shareholder vote. In addition, Guggenheim discussed the proposed GPIM Advisory Agreement and the Internal Realignment at the November 20-21, 2024 Board meeting. The Committee reviewed and considered the various information and materials provided by Guggenheim and Fund Counsel.

The Committee considered Guggenheim’s rationale for the proposed GPIM Advisory Agreement and the Internal Realignment, noting Guggenheim’s statement that the proposal to consolidate its fixed-income registered funds under a single adviser will benefit GPIM and Guggenheim to the extent it may eliminate the need for certain intercompany arrangements and simplify certain internal financial accounting and allocation processes. The Committee also considered Guggenheim’s belief that the proposal is consistent with the best interests of each Fund. The Committee noted Guggenheim’s statement that GPIM and Security Investors operate as a single entity, rather than as separate entities with distinct operations and capabilities, and have access to the same personnel, information and other resources. In addition, the Committee considered that Guggenheim had agreed to pay any legal and Board costs associated with the consideration and implementation of the GPIM Advisory Agreement and that the Funds would not bear any costs or expenses in connection with the proposal.

The Committee noted that the Board, including the Independent Trustees, last approved the renewal of the SI Advisory Agreement for each Fund for an additional annual term at a meeting held in person on May 20-21, 2024. The Committee noted that in connection with such approval the Board had concluded for each Fund, based on the information and materials provided by Guggenheim in connection with the 2024 contract review process (the “2024 Contract Review Materials”), that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of the SI Advisory Agreement was in the best interest of each Fund.

In reviewing the proposed GPIM Advisory Agreement for each Fund, the Committee considered that the sole purpose of the proposed GPIM Advisory Agreement is to transfer investment adviser duties and responsibilities for each Fund from Security Investors to GPIM in connection with the Internal Realignment. In this regard, the Committee noted Guggenheim’s representations with respect to each Fund indicating that, under the proposed GPIM Advisory Agreement: (1) the Fund’s contractual investment advisory fee would not change; (2) Guggenheim does not expect that the Fund will experience any material changes in its expenses; (3) Guggenheim does not expect any changes in the overall nature,

THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT | 75

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Continued)

extent and quality of the services provided to the Fund; (4) because the investment advisers that comprise Guggenheim Investments, including GPIM and Security Investors, effectively function as a single asset manager, the day-to-day management of the Fund would not change and there would be no changes to the Fund’s portfolio managers; and (5) there are no material differences in the terms of the proposed GPIM Advisory Agreement as compared to the SI Advisory Agreement. The Committee also noted Guggenheim’s statement indicating that, as amended and supplemented by the information and materials provided in connection with the proposed GPIM Advisory Agreement, the Committee and the Board may continue to rely on the 2024 Contract Review Materials in their consideration of the proposed GPIM Advisory Agreement.

Following an analysis and discussion of relevant factors, including those identified above, and in the exercise of its business judgment, the Committee concluded that the proposed investment advisory fees are fair and reasonable in light of the nature, extent and quality of the services expected to be provided and other benefits to be received and that it was in the best interest of each Fund to recommend that the Board approve the GPIM Advisory Agreement for each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of their informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and approved the GPIM Advisory Agreement for each Fund.

76 | THE GUGGENHEIM FUNDS ANNUAL FINANCIAL REPORT

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Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

The information is included as part of the material filed under Item 7 of this Form

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The information is included as part of the material filed under Item 7 of this Form

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included as part of the material filed under Item 7 of this Form

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to this registrant.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16.	Controls and Procedures.

(a)       The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that the officers listed above believe to have materially affected, or to be reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 18.	Recovery of Erroneously Awarded Compensation

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached.

(a)(3) Not applicable.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)       A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Investment Company Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 7, 2025

By (Signature and Title)*	/s/ James Howley
James Howley, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	March 7, 2025

*	Print the name and title of each signing officer under his or her signature.